SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

      Filed by the registrant [X]

      Filed by a party other than the registrant [   ]

      Check the appropriate box:

[ ] Preliminary proxy statement	[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

      [X]  Definitive proxy statement

      [   ]  Definitive additional materials

      [   ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

COMSHARE, INC.

(Name of Registrant as Specified in Its Charter)
COMSHARE, INC.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

      [X]  No fee required.

      [   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:

      [   ]  Fee paid previously with preliminary materials.

      [   ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)  Amount previously paid:

      (2)  Form, schedule or registration statement no.:

      (3)  Filing party:

      (4)  Date filed:

COMSHARE, INCORPORATED

555 Briarwood Circle
Ann Arbor, Michigan 48108
(734) 994-4800

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held November 22, 1999

      The Annual Meeting of Shareholders of Comshare, Incorporated, a Michigan corporation, will be held at the Comshare Training Center, 555 Briarwood Circle, Ann Arbor, Michigan 48108 on Monday, November 22, 1999 at 11:00 a.m., for the following purposes:

1. To elect seven directors.

2. To consider and act upon a proposal to amend the Employee Stock Purchase Plan to increase the number of shares of Common Stock of the Company to be reserved for issuance under the Employee Stock Purchase Plan by 500,000 shares and to permit the non-employee directors of the Company to receive shares of Common Stock of the Company in lieu of their cash compensation.

3. To consider and act upon a proposal to increase the number of shares of Common Stock of the Company to be reserved for issuance under the 1998 Global Employee Stock Option Plan by 500,000 shares.

4. To consider and act upon a proposal to amend the Directors Stock Option Plan to increase the number of shares of Common Stock of the Company to be reserved for issuance under the Directors Stock Option Plan by 50,000 shares, to increase the annual option grant to the non-employee directors of the Company from 1,500 to 5,000 shares of Common Stock of the Company and to provide for a one-time accelerated option grant of 10,000 shares of Common Stock of the Company to the non-employee directors of the Company following the 1999 Annual Meeting of Shareholders in lieu of the annual option grants that would otherwise be granted in January 2000 and 2001 under the Directors Stock Option Plan.

5. To vote upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

      The determination of shareholders entitled to notice of and to vote at the meeting was made as of the close of business on September 30, 1999, the record date fixed by the Board of Directors for such purpose.

      You are invited to attend the meeting. Whether or not you expect to be present, please execute and return the enclosed proxy, which is solicited by the Board of Directors of the Company. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

By Order of the Board of Directors
/s/ MICHAEL S. KHOURY
Secretary

October 14, 1999

Ann Arbor, Michigan

COMSHARE, INCORPORATED

PROXY STATEMENT

1999 ANNUAL MEETING OF SHAREHOLDERS

      This Proxy Statement is provided in connection with the solicitation of proxies by the Board of Directors of Comshare, Incorporated, a Michigan corporation (the “Company”), to be used at the Annual Meeting of Shareholders of the Company to be held on Monday, November 22, 1999 or at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement. In addition to the solicitation by mail, proxies may be solicited in person or by telephone, telegraph or facsimile by officers, directors and employees. The Company’s officers, directors and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. The cost of soliciting proxies will be borne by the Company. The principal executive offices of the Company are located at 555 Briarwood Circle, Ann Arbor, Michigan 48108. This Proxy Statement and the accompanying form of proxy were first given or sent to shareholders on or about October 14, 1999.

      The Company’s Annual Report to Shareholders for the year ended June 30, 1999 is enclosed with this Proxy Statement.

      Shareholders are urged to read this Proxy Statement carefully and vote their shares on each matter by returning their signed proxy cards before the close of business on November 19, 1999. United States and Canadian shareholders of record may vote their shares either by calling a toll-free telephone number or by mailing their signed proxy cards. Shareholders who vote by telephone do not need to mail their proxy cards. The telephone voting procedures are designed to authenticate shareholders’ identities, allow shareholders to give their voting instructions and confirm that shareholders’ instructions have been recorded properly. Specific instructions for shareholders of record that wish to use the telephone voting procedures are included on the enclosed proxy card. A proxy may be revoked at any time prior to the voting at the 1999 Annual Meeting by submitting a later-dated proxy (including a proxy by telephone), by giving written notice of such revocation to the Secretary of the Company, or by voting in person at the 1999 Annual Meeting.

      Only holders of record of Common Stock of the Company at the close of business on September 30, 1999 (the “Record Date”) are entitled to vote at the meeting or any adjournment or adjournments thereof. On that date, 9,638,295 shares of Common Stock were issued and outstanding. Each shareholder is entitled to one vote for each share of Common Stock held of record on the Record Date. Shares cannot be voted at the meeting unless the holder is present in person or by telephone or represented by proxy. Shares may not be voted cumulatively for the election of directors.

      If no specific instructions are given and a proxy is properly given (including a proxy by telephone), all shares covered by the proxy will be voted by Dennis G. Ganster and Kathryn A. Jehle (i) for the election of all of the Board’s nominees for director; (ii) for approval of the amendments to the Employee Stock Purchase Plan; (iii) for approval of the amendment to the 1998 Global Employee Stock Option Plan; and (iv) for approval of the amendments to the Directors Stock Option Plan. Unless otherwise indicated by the shareholder, a proxy (including a proxy by telephone) also gives Mr. Ganster and Ms. Jehle discretionary authority to vote all shares of Common Stock represented by the proxy on any other matter that is properly presented for action at the meeting; however, the Board of Directors does not intend to present any other matters at the Annual Meeting.

      Abstentions, and withheld votes with respect to the election of directors, are counted only for purposes of determining whether a quorum is present at the 1999 Annual Meeting. Broker non-votes are not counted for any purpose. Directors are elected by a plurality of the votes cast, so that only votes cast “for” directors are counted in determining which directors are elected. Approval of the other matters specified in the Notice of

Annual Meeting of Shareholders requires a majority of the votes cast on the matter. For purposes of determining the number of votes cast with respect to such other matters, only those cast “for” or “against” are included, and abstentions and broker non-votes are not counted for this purpose.

MATTERS TO COME BEFORE THE MEETING

(1) ELECTION OF DIRECTORS

      Seven directors will be elected, each to hold office until the next Annual Meeting of Shareholders and until his or her successor is elected and qualified, or until the director’s resignation or removal. The individuals who will be nominated by the Board of Directors for election at the Annual Meeting are listed in the table below. Each of the nominees for election is presently a director of the Company.

      The Board recommends a vote FOR the election of each of the nominated directors.

      Shares represented by proxies in the form accompanying this Proxy Statement or by telephone vote will be voted for the election of the nominees listed below unless the proxy is marked (in accordance with the instructions thereon) to indicate that authority to do so is withheld. If, as a result of circumstances not now known or foreseen, any of the nominees shall be unavailable to serve as a director, proxies will be voted for the election of such other person or persons as the Board of Directors may select. Each shareholder is entitled to one vote for each share of Common Stock held.

			Year First
			Elected or
			Appointed
Name	Age	Principal Occupation and Other Information	Director

Geoffrey B. Bloom	58	Chairman and Chief Executive Officer, Wolverine World Wide, Inc., a manufacturer and seller of footwear, Rockford, Michigan	1995

Daniel T. Carroll	73	Chairman of the Board of Directors of the Company; Chairman of The Carroll Group, a management consulting company, Avon, Colorado	1986

Richard L. Crandall	56	Director and Special Advisor of Giga Information Group, an information technology advisory firm, Norwell, Massachusetts; Managing Director of Arbor Partners, LLC, a venture assistance firm, Ann Arbor, Michigan	1968

Dennis G. Ganster	48	President and Chief Executive Officer of the Company	1997

Kathryn A. Jehle	47	Senior Vice President and Chief Financial Officer of the Company	1998

Alan G. Merten	57	President, George Mason University, Fairfax, Virginia	1985

John F. Rockart	68	Director and Senior Lecturer, Center for Information Systems Research, Massachusetts Institute of Technology, Cambridge, Massachusetts	1989

      Each of the foregoing persons has been engaged in the principal occupation shown above, or in a similar occupation with the same employer, for more than five years, except for Messrs. Bloom, Carroll, Crandall, Ganster and Dr. Merten.

      Mr. Bloom assumed the position of Chairman and Chief Executive Officer of Wolverine World Wide, Inc. in April 1996, after having served as its President and Chief Executive Officer from 1993 to April 1996 and as its Chief Operating Officer from 1987 to 1993. Mr. Bloom also serves as a director of Coachmen Industries, Inc.

      Mr. Carroll assumed the position of Chairman of the Board of Directors of the Company in March 1997. Mr. Carroll also serves as a director of the following corporations: A.M. Castle & Co., American Woodmark

Corporation, Aon Corporation, Oshkosh Truck Corporation, Wolverine World Wide, Inc. and Woodhead Industries, Inc.

      Mr. Crandall served as Chairman of the Board of the Company from April 1994 to March 1997. Mr. Crandall served as President and Chief Executive Officer of the Company from 1970 to 1994. Mr. Crandall also serves as a director of Giga Information Group, Computer Task Group, Inc. and Diebold, Inc.

      Mr. Ganster was appointed President and Chief Executive Officer of the Company in August 1997, after having served as Senior Vice President of the Company since July 1994. He had previously served as Vice President and Chief Technology Officer of the Company from April 1993 to July 1994, and Vice President of Product Management from July 1988 to April 1993. Mr. Ganster has been with the Company in various positions since 1972, with positions of responsibility in sales, marketing and product development.

      Dr. Merten became the President of George Mason University on July 1, 1996. From 1989 until accepting this position, he served as Dean of the Johnson Graduate School of Management at Cornell University. Dr. Merten also currently serves on the boards of BTG, Inc. and Smith Barney Concert Series, Inc.

      Dr. Rockart also serves as a director of Keane, Inc.

Meetings and Committees of the Board

      During the Company’s fiscal year ended June 30, 1999, the Board of Directors held six meetings. All of the Directors attended at least 75% of the total number of meetings of the Board, and of any committees on which they served, held during the period in which they served as Directors or members of any such committees, except Mr. Day. The Company anticipates that regardless of the schedule chosen for its regular meetings, there will be occasions on which not all Directors are available. Furthermore, special meetings of the Board are sometimes held on relatively short notice and Directors, particularly those located outside the Detroit-Ann Arbor area, may sometimes be unable to attend such meetings because of prior commitments.

      The Audit Committee of the Board met six times during the Company’s last fiscal year. The Audit Committee is responsible for recommending to the full Board the selection of independent auditors; reviewing the engagement of the independent auditors (including the fee, scope and timing of the audit); reviewing with the independent auditors and management the Company’s policies and procedures with respect to accounting and financial controls; reviewing with the independent auditors, upon completion of their audit, their report or opinion, their perception of the Company’s financial and accounting personnel and significant transactions which are not a normal part of the Company’s business, any change in accounting principles and practices, all significant proposed adjustments and any recommendations they may have for improving internal accounting controls, choice of accounting principles or management systems; and meeting with the Company’s financial staff to discuss internal accounting and financial controls and the extent to which recommendations made by the independent auditors have been implemented. The members of the Audit Committee are Mr. Carroll and Drs. Merten and Rockart.

      The Compensation Committee of the Board met six times during the Company’s last fiscal year. The Compensation Committee is responsible for determining or approving the salaries or range of salaries, bonus compensation and other compensation arrangements for officers of the Company, and performing such functions as may be delegated to it under the provisions of any bonus, stock option or other compensation plans adopted by the Company. The members of the Compensation Committee are Mr. Bloom, Stanley R. Day and W. John Driscoll (Messrs. Day and Driscoll are retiring from the Board of Directors effective November 22, 1999).

      The Nominating Committee of the Board met one time this past fiscal year. This committee is responsible for identifying and recommending to the Board qualified candidates for election as Directors of the Company. In carrying out its responsibilities, the Nominating Committee will consider candidates suggested by other Directors, employees and shareholders. Suggestions for candidates, accompanied by biographical material for evaluation, may be sent to the Secretary of the Company at the Company’s principal executive offices. The members of the Nominating Committee are Mr. Crandall and Drs. Merten and Rockart.

(2)  PROPOSAL TO AMEND THE COMPANY’S EMPLOYEE STOCK PURCHASE PLAN

      The Employee Stock Purchase Plan (the “Employee Stock Plan”) was approved by the shareholders of the Company at the 1994 Annual Meeting of Shareholders held on November 17, 1994. The Employee Stock Plan provides eligible employees of the Company with the means to purchase, through payroll deductions, up to an aggregate of 300,000 shares of the Company’s Common Stock at a discount of 15% from the then current market price. Eligible employees who participate in the Employee Stock Plan purchase Company Common Stock directly from the Company and save brokerage fees and commissions. The Employee Stock Plan was adopted in order to encourage increased ownership of the Company’s Common Stock by employees of the Company, including its executive officers.

Proposed Amendments

Amendment to Increase the Number of Shares of Common Stock of the Company Reserved for Issuance under the Employee Stock Plan

      At the June 24, 1999 meeting of the Board of Directors, the Board authorized the management of the Company to seek approval from the shareholders of the Company of an amendment to the Employee Stock Plan to increase the number of shares of the Company’s Common Stock reserved for issuance under the Employee Stock Plan by 500,000 shares.

      The increase in the number of shares authorized for issuance under the Employee Stock Plan will allow the Company to continue to offer employees options to purchase additional shares of Common Stock of the Company under the Employee Stock Plan. As of September 30, 1999, there were 24,423 shares of the Company’s Common Stock reserved for future issuance under the Employee Stock Plan. Approximately 22% of the eligible employees of the Company currently participate in the Employee Stock Plan. During fiscal year 1999, eligible employees elected to purchase a total of 148,716 shares of the Company’s Common Stock under the Employee Stock Plan. Accordingly, if the Employee Stock Plan is not amended to increase the number of shares reserved for issuance under the plan, there will be insufficient shares available to satisfy future elections by the Company’s employees to participate in the Employee Stock Plan and the plan will have to be discontinued.

      The management of the Company and the Board of Directors believe that this proposed amendment to the Employee Stock Plan will assist the Company in its efforts to attract and retain qualified employees and will further the Company’s goal of aligning the interests of the employees with those of the shareholders.

Amendment to Permit Non-Employee Directors of the Company to Participate in the Employee Stock Plan

      At the June 24, 1999 meeting of the Board of Directors, the Board authorized the management of the Company to seek approval from the shareholders of the Company of an amendment to the Employee Stock Plan to allow non-employee directors to purchase shares of the Company’s Common Stock through the Employee Stock Plan in lieu of a portion of the non-employee director’s cash compensation.

      Under the current Employee Stock Plan, non-employee directors are not eligible to participate. Under the amended Employee Stock Plan, if approved by the shareholders, a new Section will be added that will allow non-employee directors to make semi-annual elections, prior to the end of each December and June of each calendar year, to purchase shares of Common Stock of the Company instead of receiving all or a portion of his or her base cash compensation (based upon the compensation payable for the semi-annual retainers and attendance at Board and Committee meetings). If the directors proposed in Item 1 to this Proxy are all elected, there will be five non-employee directors that will be eligible to participate in the amended Employee Stock Plan: Messrs. Bloom, Carroll and Crandall and Drs. Merten and Rockart. At the date of issuance, the Company will issue to each participating non-employee director a number of shares of Common Stock of the Company equal to the dollar amount of the director’s base cash compensation during the then current six-month period ended either June 30 or December 31, divided by the purchase price for the shares of the Common Stock of the Company. The purchase price for the shares of Common Stock of the Company for the non-employee directors that elect to receive their annual base compensation in the form of shares of Common Stock of the Company shall be the fair market value of the Company’s Common Stock on the date of issuance. The date of issuance shall be each February 15 and August 15 (or, if later, two business days after the release of the Company’s earnings for the prior fiscal quarter).

      The management of the Company and the Board of Directors believe that these proposed amendments to the Employee Stock Plan will assist the Company in its efforts to attract and retain highly qualified outside directors and will further the Company’s goal of aligning the interests of the directors with those of the shareholders.

      The Board of Directors recommends the shareholders vote FOR the approval of the proposed amendments to the Employee Stock Plan.

Terms of the Employee Stock Plan

      The following is a summary of the principal provisions of the Employee Stock Plan, but it is not intended to be a complete description of all of the terms and provisions of the Employee Stock Plan. A copy of the Employee Stock Plan will be furnished to any shareholder upon written request to the Secretary of the Company at the executive offices of the Company in Ann Arbor, Michigan.

      Subject to the limited exceptions described below, all full-time employees of the Company and its subsidiaries (as determined in accordance with Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”)), are eligible to participate in the Employee Stock Plan. Currently, the Company’s non-employee directors are not eligible to participate in the Employee Stock Plan. As of September 30, 1999, there were 358 employees eligible to participate in the Employee Stock Plan. Employees may not participate in the Employee Stock Plan to the extent they own or hold Common Stock and options to purchase Common Stock equal to 5% or more of the outstanding Common Stock. In addition, employees may not purchase more than $25,000 of Common Stock under the Employee Stock Plan (and any future plan qualified under Section 423 of the Code) in any calendar year.

      The Employee Stock Plan is administered by the Compensation Committee. Employees may elect to participate in the Employee Stock Plan by presenting an election form and payroll deduction form specifying the percentage of his or her cash compensation that the Company is authorized to withhold. Payroll deductions are made in installments over a six-month purchase period (the “Purchase Period”). The minimum payroll deduction that a participating employee may authorize in any Purchase Period is one percent of his or her cash compensation. An employee may suspend contributions during the Purchase Period only with the approval of the Company in the event of an unforeseen hardship. On the last day of the Purchase Period the contributions made by each participating employee will be used to purchase shares of Common Stock of the Company at 85% of the lower of the fair market value of the Common Stock of the Company on (i) the beginning date of the Purchase Period; or (ii) the last day of the Purchase Period. For purposes of the Employee Stock Plan, the fair market value of the Common Stock is determined by the last sale price of shares of the Company’s Common Stock on The Nasdaq Stock Market, Inc.’s, National Market (the “Nasdaq Stock Market”) on the date of determination. As of the close of business on September 30, 1999, the price per share of Common Stock as quoted on the Nasdaq Stock Market was $2.875. In the event that there are insufficient shares available for purchase under the Employee Stock Plan at the end of a Purchase Period, the shares available for purchase will be allocated to participating employees (and, if the Employee Stock Plan is amended as proposed, non-employee directors) in accordance with their compensation.

      In the event of any change in the number of outstanding shares of Common Stock due to a stock dividend, subdivision or combination of shares, or reclassification of shares, the aggregate number of shares of stock for which options may be granted and number of shares subject to each outstanding option in the stated option price shall be appropriately adjusted by the Committee, whose determination shall be conclusive. In the event of a merger in which the Company is the surviving corporation, an employee shall be entitled to exercise his or her option for the number of shares of stock or other securities which such participant would have been entitled to receive if at the time of merger such participant had been a holder of record of the number of shares of Common Stock underlying the option. If the Company liquidates, or is not the surviving corporation in the event of a merger, then the Purchase Period for any option granted shall terminate but each employee shall have the right, immediately prior to such event, to exercise his or her option for such Purchase Period in full on the earlier to occur of the effective date of such merger or liquidation or the last day of the Purchase Period.

      If an employee participating in the Employee Stock Plan dies, becomes disabled or ceases to be employed by the Company for any reason, the aggregate amount of such employee’s payroll deductions during the Purchase Period will be returned to such employee or his or her executor or other legal representative.

      If the Employee Stock Plan is amended as proposed, and a non-employee director participating in the Employee Stock Plan dies, becomes disabled, or ceases to be a director of the Company for any reason, the amount of such director’s accrued cash compensation that has not yet been issued in the form of Common Stock will be paid to such director or his or her executor or other legal representative.

      Unless previously terminated, the Employee Stock Plan will terminate on July 31, 2004. The Board may at any time prior to the date terminate or discontinue the Employee Stock Plan, or from time to time alter, amend or modify the Employee Stock Plan; provided, however, that the Board may not, without the approval of the shareholders of the Company, amend the Employee Stock Plan in any manner that would disqualify the Employee Stock Plan under Section 423 of the Code. No amendment or termination shall affect any option previously granted without the consent of the holder.

      The following table sets forth information with respect to shares purchased under the Employee Stock Plan during fiscal year 1999 by each person or group of persons listed in the table. None of the Company’s non-employee directors or director nominees participated in the Employee Stock Plan in fiscal year 1999. No associates of the directors, executive officers or director nominees purchased shares of Common Stock of the Company under the Employee Stock Plan in fiscal year 1999. No other person other than those listed in the table purchased more than 5% of the shares of Common Stock of the Company purchased under the Employee Stock Plan in fiscal year 1999.

	Weighted Average	Shares
Identity of Person or Group	Purchase Price	Purchased

Dennis G. Ganster(1)	$—	—

Kathryn A. Jehle(2)	$—	—

David King	$—	—

Norman R. Neuman, Jr.	$2.60	8,173

Stanley R. Starkey	$2.77	1,742

All current executive officers as a group (5 persons)	$2.63	9,915

All other employees as a group	$2.74	138,801

(1)	Does not include 50,000 shares of Common Stock purchased by Mr. Ganster under the Company’s 1994 Executive Stock Purchase Program.

(2)	Does not include 8,000 shares of Common Stock purchased by Ms. Jehle under the Company’s 1994 Executive Stock Purchase Program.

Federal Income Tax Consequences

      The Employee Stock Plan is not a retirement plan qualified under Section 401 of the Code, but is intended to be a qualified employee stock plan under Section 423 of the Code for employees participating in the plan. If the plan is amended as proposed, the plan will not be a qualified employee stock plan under Section 423 of the Code for participating non-employee directors. An employee will not recognize taxable income prior to the sale or other disposition of the shares of Common Stock purchased under the Employee Stock Plan. If the Common Stock has been held by the employee for two years from the date of grant and one year from the date of transfer (the “Holding Period”), upon the sale or other disposition of such Common Stock, the employee will recognize ordinary income in an amount equal to the difference between the purchase price and the lower of (i) the fair market value of the Common Stock on the date of grant or (ii) the disposition price. The employee will also receive long or short-term capital gains on the amount by which the disposition price exceeds the fair market value of the Common Stock on the date of purchase, if any. If the disposition price is less than the option price, the employee will not recognize ordinary income and will have a long-term capital loss in the amount of the difference between the disposition price and the option price. If the employee disposes of the shares prior to satisfying the Holding Period requirements, the employee will recognize ordinary income in the difference between the purchase price and the fair market value of the shares on the date of exercise, and the Company will receive a corresponding compensation deduction. Any amount received on disposition in excess of the fair market value of the Common Stock on the date of exercise will be taxed to the employee as capital gain.

      If the Employee Stock Plan is amended as proposed, a non-employee director who elects to use all or a portion of his or her base director’s fees to purchase Common Stock under the Plan will realize taxable ordinary income on the date the Common Stock is issued equal to 100% of the fair market value of the shares of Common Stock on the date of issuance, and the Company will receive a corresponding compensation tax deduction. Upon disposition of the shares of Common Stock, the non-employee director will be accorded capital gain or loss treatment on the difference between the disposition price and the fair market value of the shares of Common Stock on the date of issuance.

(3)  PROPOSAL TO AMEND THE COMPANY’S 1998 GLOBAL EMPLOYEE STOCK OPTION PLAN

      The 1998 Global Employee Stock Option Plan (the “1998 Plan”) was approved by the shareholders of the Company at the Annual Meeting of Shareholders held on November 23, 1998. The 1998 Plan provides for the issuance of options to purchase up to 900,000 shares of the Company’s Common Stock to employees. The 1998 Plan was adopted to assist the Company in its efforts to attract and retain qualified employees and to provide incentives for employees to promote the success of the Company.

Proposed Amendment

Amendment to Increase the Number of Shares of Common Stock of the Company Reserved for Issuance under the 1998 Plan

      At the June 24, 1999 meeting of the Board of Directors, the Board authorized management of the Company to seek approval from the shareholders of the Company of an amendment to the 1998 Plan to increase the number of shares of the Company’s Common Stock reserved for issuance under the 1998 Plan by 500,000 shares. This will increase the total number of authorized shares of Common Stock of the Company to be reserved for issuance under the 1998 Plan to 1,400,000 shares.

      As of September 30, 1999, options to purchase 748,700 shares of Common Stock of the Company were outstanding under the 1998 Plan. Without taking into account the proposed amendment to the 1998 Plan, 151,300 shares remained available for future grants as of September 30, 1999, which the Board believes is insufficient to support the Company’s ongoing activities.

      During fiscal year 1999, the Company faced increased competition for employees. The Compensation Committee and management were concerned about the very competitive employment environment and determined that additional actions were necessary to retain employees of the Company. Consistent with the terms of the 1998 Plan, the Company accelerated the grants normally made to employees on an annual basis, effectively granting the existing employees a portion of their future annual option grants in 1999. By accelerating these grants, the Board of Directors believes that the interests of employees in promoting the success of the Company will be strengthened at a critical time in the Company’s implementation of its business strategy. The acceleration of option grants, however, has also reduced the number of available stock option shares to a level that the Board believes is insufficient for the Company’s ongoing stock-based compensation requirements, particularly for recruiting new employees.

      Stock option grants are of significant importance to the Company in attracting and retaining high-quality executives and other key employees and are an important element of a competitive recruitment process. Under the Company’s overall compensation policy, particularly for executives, a substantial portion of an employee’s compensation is linked to Company performance through stock options. The Company has historically used stock-based compensation incentives for the following reasons:

•	Since stock options gain value only if the price of the Common Stock increases above the exercise price of the option, stock option grants are an effective means of closely linking employee compensation to Company performance.

•	Stock options, by tying employees’ economic incentives to increases in the value of the Common Stock, further align the employee’s interests to those of the Company’s shareholders.

•	The Company’s stock options include a vesting period before the employee can realize the benefit of the stock option. This feature assists in the long-term retention of employees and requires these employees to contribute to the Company over an extended period in order to benefit from the options.

      The Board of Directors recommends the shareholders vote FOR the approval of the proposed amendment to the 1998 Plan.

Terms of the 1998 Plan

      The following is a summary of the principal provisions of the 1998 Plan, but it is not intended to be a complete description of all of the terms and provisions of the 1998 Plan. A copy of the 1998 Plan will be furnished to any shareholder upon written request to the Secretary of the Company at the executive offices of the Company in Ann Arbor, Michigan.

      The 1998 Plan is administered by the Compensation Committee of the Board of Directors. The Committee is authorized to adopt such rules and regulations as are necessary to administer the 1998 Plan. Options may be granted to such employees as the Committee may select. As of September 30, 1999, there were 358 employees of the Company eligible to receive stock option grants under the 1998 Plan. Options granted under the 1998 Plan may be incentive stock options (“ISOs”) within the meaning of Section 422 of the Code, or nonqualified options that do not meet the requirements of ISOs (“nonqualified stock options”). Under the terms of the 1998 Plan, the Committee may designate a portion of an option as an ISO or a nonqualified stock option. Stock released from option upon the termination, cancellation, expiration, forfeiture or surrender of any option prior to complete exercise of the option may again be subjected to options under the 1998 Plan.

      Unless the exercise price for the ISO is at least 110% of the fair market value of the shares subject to the option (measured at the time of grant), and the option, by its terms, is not exercisable more than five years after the date of grant, no ISO may be granted to any participant who possesses more than 10% of the total combined voting power of all classes of stock of the Company or a subsidiary. In addition, the Committee cannot grant an ISO if, as a result of the grant, the optionee would have the right in any calendar year to exercise for the first time, one or more ISOs for shares having an aggregate fair market value (under all plans of the Company and determined for each share as of the date the option to purchase the share was granted) in excess of $100,000.

      The 1998 Plan provides that the option price for each share of stock for which an option is granted under the 1998 Plan shall not be less than 100% of the fair market value of the stock on the Nasdaq Stock Market (as reported in The Wall Street Journal) on the date the option is granted. As of the close of business on September 30, 1999, the price per share of Common Stock as quoted on the Nasdaq Stock Market was $2.875. Options granted under the 1998 Plan are exercisable at such times and on such terms as the Committee may determine, but no options may be exercised before one year from the date of grant (except in the event of a “change of control” as defined below) nor more than 10 years after the date of grant. Unless the option agreement between the optionee and the Company provides otherwise, an option granted shall vest 25% annually over four consecutive years commencing on the first anniversary of the grant date and shall not be exercisable after the tenth anniversary of the grant date.

      The 1998 Plan provides that the portion of any outstanding option (including any option that has not been outstanding for one year) that has not expired or been exercised, terminated, canceled, forfeited or surrendered shall become exercisable in full in the event of a “change of control.” A change in control is generally deemed to have occurred upon the happening of any of the following events: (i) the election of a Board of Directors of the Company, a majority of the members of whom were nominees of a person, other than persons who were members of the Board of Directors or officers of the Company as of certain specified dates, following the acquisition by such person(s) of twenty-five percent, or more, of the outstanding Common Stock, (ii) the acquisition of ownership by a person or group of persons described in (i) above of fifty-one percent, or more, of the Company’s outstanding Common Stock, (iii) a sale of all or substantially all of the assets of the Company to any entity not controlled by persons who were members of the Board of Directors or officers of the Company as of certain specified dates or any Employee Stock Ownership Plan for the benefit of employees of the Company, or (iv) a merger, consolidation or similar transaction between the Company and another entity if a majority of the members of the Board of Directors of the surviving corporation are not persons who were members of the Board of Directors of the Company as of certain specified dates.

      The option exercise price is payable in cash, by personal check (certified or bank cashier’s check), or by surrendering to the Company certain shares of the Company’s Common Stock, duly endorsed for transfer or with duly executed stock powers attached, or in any combination of the foregoing. At the discretion of the Committee, as set forth in an optionee’s option agreement with the Company, an option may also be exercised by delivery of an exercise notice together with irrevocable instructions to the optionee’s broker to deliver to the Company sufficient cash to pay the exercise price and applicable taxes in accordance with a written agreement between the Company and the brokerage firm (“cashless exercise procedure”). For purposes of the cashless exercise procedure, the fair market value of the Company’s stock on the date of exercise shall be the per share amount actually paid to the optionee by the brokerage house upon the sale of stock used to satisfy the option exercise price.

      In the event of any dividend or subdivision or combination of shares, reclassification or merger or consolidation in which the Company is the surviving corporation, the aggregate number of shares of stock for which options may be granted and the number of shares subject to each outstanding option and the stated option price shall be proportionately adjusted. After any merger of one or more corporations into the Company, or after any consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each optionee shall, at no additional cost, be entitled upon any exercise of his or her option, to receive, in lieu of the number of shares as to which such option shall then be exercised, the number and class of shares or other securities to which such optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation if at the time of such merger or consolidation such optionee had been a holder of record of a number of shares of stock of the Company equal to the number of shares as to which such option shall then be so exercised. Anything to the contrary notwithstanding, upon the dissolution or liquidation of the Company or upon any merger or consolidation in which the Company is not the surviving corporation, any option granted under the 1998 Plan shall terminate.

      Under Section 162(m) of the Code, the Company may deduct compensation paid to the Company’s chief executive officer and to each of its four most highly compensated executive officers only to the extent that it does not exceed $1,000,000 during any fiscal year, unless the compensation constitutes “performance-based” compensation. In general, compensation attributable to a stock option or stock appreciation right is deemed to be based on performance if (i) the grant is made by the corporation’s compensation committee; (ii) the plan under which the grant is made includes a per employee limit on the number of shares with respect to which options may be granted during a specified period; and (iii) the amount of compensation the employee could receive under the terms of the option is based solely on the increase in value of the stock after the date of grant.

      The 1998 Plan provides that no employee shall be eligible to receive aggregate option grants under the 1998 Plan in any one fiscal year to purchase more than 100,000 shares of the Company’s stock. In addition, as described above, grants under the 1998 Plan may only be made by the Compensation Committee and the option price may not be less than fair market value.

      Unless previously terminated, the 1998 Plan will terminate on August 14, 2008. The Board may, at any time prior to that date, terminate or discontinue the 1998 Plan or from time to time alter, amend or modify the

1998 Plan, but no such amendment or modification, without the approval of the Company’s shareholders, shall (a) change the eligibility requirements to participate in the 1998 Plan, (b) increase the amount of stock on which options may be granted (except as provided above), (c) change the manner of determining the option price, or (d) permit repricing transactions under the 1998 Plan. No such amendment or modification shall affect the rights of the holder of any option theretofore granted and then outstanding without the consent of optionee or the consent of the transferee of the option or right.

      Options granted under the 1998 Plan are not transferable except by will or by the laws of descent and distribution, and may be exercised during an optionee’s lifetime only by such optionee.

      In the event an optionee’s employment with the Company is terminated, an exercisable stock option may remain exercisable for up to ninety days after termination of employment. The Committee may determine, however, that the option will terminate at a time prior to the expiration of such ninety-day period.

      The following table sets forth information with respect to options granted under the 1998 Plan during fiscal year 1999 by each person or group of persons listed in the table. None of the company’s non-employee directors or director nominees participated in the 1998 Plan during fiscal year 1999. No associates of the directors, executive officers or director nominees received options under the 1998 Plan in fiscal year 1999. No other person other than those listed in the table received more than 5% of the options granted under the 1998 Plan in fiscal year 1999.

	Weighted Average	Options
Identity of Person or Group	Purchase Price	Granted

Dennis G. Ganster	$3.30	70,000

Kathryn A. Jehle	$3.30	35,000

David King	$3.28	32,000

Norman R. Neuman, Jr.	$3.28	32,000

Stanley R. Starkey	$3.28	32,000

All current executive officers as a group (5 persons)	$3.29	201,000

All other employees as a group	$3.17	512,150

Federal Income Tax Consequences

      Incentive Stock Options.  The optionee generally will not be deemed to recognize income at the time an ISO is granted or exercised. The spread between the exercise price and the fair market value of the Company’s Common Stock on the date of exercise, however, is an item of tax preference that may subject the optionee to the alternative minimum tax.

      Upon disposition of shares acquired upon exercise of an ISO, an optionee will be accorded long-term capital gain or loss treatment on the difference between the option exercise price and the disposition price; provided that the disposition occurs more than two years from the date of grant and one year from the date of exercise. An optionee who disposes of shares acquired upon exercise of an ISO prior to the expiration of the foregoing holding periods recognizes ordinary income upon the disqualifying disposition equal to the difference between the option exercise price and the lesser of the fair market value of the shares on the date of exercise or the date of disposition. Any appreciation between the date of exercise and the date of disposition is taxed as long- or short-term capital gain, depending upon the holding period of the shares.

      The Company is generally not entitled to a compensation deduction in connection with the grant to, or the exercise by, an optionee of an ISO. In the event of a disqualifying disposition, the Company is entitled to a compensation deduction to the extent ordinary income is recognized by the optionee.

      Nonqualified Stock Options.  An optionee recognizes ordinary income upon the exercise of a nonqualified option equal to the spread between the option exercise price and the fair market value of the Company’s Common Stock on the date of exercise. Upon disposition of the shares acquired upon exercise of the option, the optionee will be accorded capital gain or loss treatment on the difference between the fair market value of the Company’s Common Stock on the date of disposition and the fair market value of the Company’s Common Stock on the date of exercise of the option.

      When an optionee exercises a nonqualified option, the Company withholds FICA and income taxes on the spread between the option exercise price and the fair market value of the Company’s Common Stock on the date of exercise, and is entitled to a compensation deduction in the amount of ordinary income recognized by the optionee upon exercise of the option.

(4)  PROPOSAL TO AMEND THE COMPANY’S DIRECTORS STOCK OPTION PLAN

      The Directors Stock Option Plan (the “Directors Plan”) was approved by the shareholders of the Company at the 1994 Annual Meeting of Shareholders held on November 17, 1994. The Directors Plan provides for the issuance of options to purchase up to 150,000 shares of the Common Stock of the Company to non-employee directors of the Company. Non-employee directors are granted options under the Directors Plan in addition to their annual retainers and meeting fees. The Directors Plan was adopted to encourage increased ownership of the Company’s Common Stock by the Company’s non-employee directors, and to provide such directors with incentive-based compensation so as to further align their interests with the interests of the Company’s shareholders.

Proposed Amendments

Amendment to Increase the Annual Grant of Options to Non-employee Directors under the Directors Plan

      At the June 24, 1999 meeting of the Board of Directors, the Board authorized the management of the Company to seek approval from the shareholders of the Company for an amendment to the Directors Plan to increase the annual stock option grants to non-employee directors under the Directors Plan from 1,500 shares to 5,000 shares of Company Common Stock per year and to grant a one-time accelerated option to directors elected at the 1999 Annual Meeting. If this amendment is approved, the Company will issue an option for 10,000 shares of the Company’s Common Stock on the first business day after the 1999 Annual Meeting in lieu of the Annual Options that would otherwise be granted in January 2000 and 2001. The Company and the Board of Directors believe that this amendment will assist the Company in its efforts to retain highly qualified non-employee directors. In addition, the proposed amendment will further the Company’s goal of aligning the interests of its non-employee directors with those of the shareholders.

Amendment to Increase the Number of Shares of Common Stock of the Company Reserved for Issuance under the Directors Plan

      At the June 24, 1999 meeting of the Board of Directors, the Board authorized the management of the Company to seek approval from the shareholders of the Company of an amendment to the Directors Plan to increase the number of shares of the Company’s Common Stock reserved for issuance under the Directors Plan by 50,000 shares.

      Currently there are 150,000 shares of Common Stock of the Company reserved for issuance under the Directors Plan. As of September 30, 1999, options to purchase 84,000 shares of Common Stock of the Company were outstanding under the Directors Plan and, without taking into account the proposed amendment to the Directors Plan, 62,250 shares remain available for future option grants. The proposed increase in the number of shares of Common Stock of the Company reserved for issuance under the Directors Plan will allow the Company to continue to award grants of options to purchase shares of Common Stock of the Company to its non-employee directors.

      The Board of Directors recommends the shareholders vote FOR the approval of the amendments to the Directors Plan.

Terms of the Directors Plan

      The following is a summary of the principal provisions of the Directors Plan, but it is not intended to be a complete description of all of the terms and provisions of the Directors Plan. A copy of the Directors Plan will be furnished to any shareholder upon written request to the Secretary of the Company at the executive offices of the Company in Ann Arbor, Michigan.

      Only directors who are not employees of the Company or any subsidiary of the Company are eligible to participate in the Directors Plan. There are currently seven directors eligible to participate in the Directors Plan. If the slate of directors proposed in Item 1 to this Proxy are all elected, five directors will be eligible to participate in the amended Directors Plan. Neither the Named Officers, nor any other executives or employees of the Company, are eligible to participate in the Directors Plan.

      Under the Directors Plan, each non-employee director who is first elected or appointed after November 17, 1994 to the Board of Directors will receive an option to purchase 7,500 shares of Common Stock (“Initial Option”) on the date of the first Board of Directors meeting following his or her election or appointment; provided that he or she is still serving on the Board at the time of such Board meeting. In addition, each non-employee director who has been a director for six months before January 1 following the date of each Annual Meeting of Shareholders held during the term of the Directors Plan, and who has not received his or her Initial Option within six months before the January 1 following the Annual Meeting, automatically shall be granted, as of January 1 following each such Annual Meeting, an option to purchase an additional 1,500 shares of Common Stock (proposed to be amended to 5,000 shares of Common Stock) (“Annual Option”) if he or she is still serving on the Board as of each January 1.

      Grants of options under the Directors Plan shall be at exercise prices equal to the last sale price per share of the Company’s Common Stock on the Nasdaq Stock Market on the date of grant. As of the close of business on September 30, 1999, the price per share of Common Stock as quoted on the Nasdaq Stock Market was $2.875.

      Each option granted under the Directors Plan becomes exercisable in four annual increments of 25% of the shares subject to the option, and is exercisable for a period of five years from the date of grant, unless earlier terminated (the “Option Period”). If a non-employee director’s service terminates for any reason prior to the date the option or portion thereof becomes exercisable, such option or portion thereof shall terminate. To the extent that option is exercisable and is unexercised on the date the non-employee director’s service terminates, the option shall terminate on the earlier of (i) the expiration date of the option or (ii) two months after such non-employee director’s termination; provided, however, that the exercise period in clause (ii) shall be extended to one year after termination if termination is due to the non-employee director’s death or disability. During the period from the non-employee director’s termination until the termination of the option, the non-employee director or the person or persons to whom the option shall have been transferred by will or the laws of descent and distribution, may exercise the option only to the extent that such option was exercisable on the date of the non-employee director’s termination.

      The option exercise price is payable in cash, by certified check, bank draft or money order, in Common Stock having a fair market value equal to the option exercise price, or by any combination of the foregoing.

      The Directors Plan provides that in the event of any merger or consolidation in which the Company is the surviving corporation, the non-employee director will be entitled to receive the number and class of shares of stock or other securities which the non-employee director would have been entitled to receive if, at the time of such merger or consolidation, the non-employee director had been a record holder of the number of shares of Common Stock underlying the option; provided that a period of 12 months from the date of grant has expired. In addition, options granted under the Directors Plan become immediately exercisable, if not otherwise exercisable, upon the dissolution or liquidation of the Company or upon any merger or consolidation in which the Company is not the surviving corporation, provided that a period of 12 months from the date of grant has expired.

      In the event of any dividend or subdivision or combination of shares, reclassification or merger or consolidation in which the Company is the surviving corporation, the aggregate number of shares of stock for which options may be granted and the number of shares subject to each outstanding option and the stated option price shall be appropriately adjusted; provided, however, that no adjustment shall be made to the extent such adjustment would cause the non-employee director to no longer be deemed “disinterested” for purposes of Securities and Exchange Commission Rule 16b-3.

      Options granted under the Directors Plan are not transferable except by will or by the laws of descent and distribution, and may be exercised during a non-employee director’s lifetime only by such non-employee director.

      The Directors Plan is administered by the Compensation Committee. The Committee is authorized to construe the provisions of the Directors Plan, but shall have no discretion with respect to the terms of grants made automatically under the Directors Plan, except to the extent such discretion would not result in the Directors Plan failing to qualify for the exemption provided under the Securities and Exchange Commission Rule 16b-3.

      Unless previously terminated, the Directors Plan will terminate on July 31, 2004. The Board may at any time prior to that terminate or discontinue the Directors Plan or from time to time alter, amend or modify the Directors Plan; provided, however, that unless otherwise permitted under Securities and Exchange Commission Rule 16b-3 without shareholder approval, no amendment or modification, without the approval of the shareholders of the Company, shall (i) materially increase the benefits accruing to non-employee directors under the Directors Plan; (ii) increase the amount of Common Stock for which grants may be made under the Directors Plan (other than as permitted under the Directors Plan for anti-dilution purposes); or (iii) change the provisions relating to eligibility of individuals to whom grants may be made under the Directors Plan. Unless otherwise permitted under Rule 16b-3, the Directors Plan may not be amended more than once in any six-month period. No amendment or termination shall affect any option previously granted to a non-employee director without the consent of such non-employee director.

      The following table sets forth information with respect to options granted under the Directors Plan during fiscal year 1999, and options which would be granted under the Directors Plan in fiscal year 2000 if the current director nominees serve as members of the Board of Directors of the Company through January 1, 2001, to each person or group of persons listed in the table. None of the Company’s executive officers or other employees participate in the Directors Plan. No associates of the directors, executive officers or other employees participate in the Directors Plan. No person other than those listed in the table received more than 5% of the options granted under the Directors Plan in fiscal year 1999.

	Fiscal Year 1999		Fiscal Year
			2000
	Weighted Average	Option
Identity of Person or Group	Exercise Price	Grants	Option Grants

Geoffrey B. Bloom	$3.44	1,500	10,000

Daniel T. Carroll	$3.44	1,500	10,000

Richard L. Crandall	$3.44	1,500	10,000

Alan G. Merten	$3.44	1,500	10,000

John F. Rockart	$3.44	1,500	10,000

All current directors who are not executive officers as a group (7 persons)	$3.44	10,500	50,000

Federal Income Tax Consequences

      Upon the exercise of an option granted under the Directors Plan, a non-employee director will recognize ordinary income equal to the difference between the option price in the fair market value of the Common Stock at the time of exercise, and the Company will receive a corresponding compensation deduction. Upon disposition of the shares acquired upon exercise of the option, the optionee will be accorded capital gain or loss treatment on the difference between the fair market value of the Company’s Common Stock on the date of the disposition and the fair market value of the Company’s Common Stock on the date of exercise of the option.

FURTHER INFORMATION

Principal Shareholders

      The Common Stock is the only voting security of the Company. The Company is not aware of any person who beneficially owned five percent or more of such stock as of September 30, 1999.

Stock Ownership of Management

      The following table sets forth the beneficial ownership of shares of the Company’s Common Stock by each of the Company’s directors, Named Officers and by all executive officers and directors of the Company as a group, as of September 30, 1999.

	Common Stock
	of the Company
	Owned	Percent
Name	Beneficially(1)	of Class

Geoffrey B. Bloom(2)	21,625	0.22

Daniel T. Carroll(3)	7,750	0.08

Richard L. Crandall(4)	57,000	0.59

Stanley R. Day(5)	54,077	0.56

W. John Driscoll(6)	17,250	0.18

Dennis G. Ganster(7)	153,778	1.60

Kathryn A. Jehle(8)	41,131	0.43

David King(9)	24,375	0.25

Alan G. Merten(10)	7,175	0.07

Norman R. Neuman, Jr.(11)	142,509	1.48

John F. Rockart(12)	13,250	0.14

Stanley R. Starkey(13)	17,878	0.18

All executive officers and directors as a group (12 persons)(14)	570,574	5.92

(1)	To the best of the Company’s knowledge, based on information reported by such directors and officers or contained in the Company’s shareholder records. Unless otherwise indicated by any additional information included in the footnotes to the table, each of the named persons is presumed to have sole voting and investment power with respect to all shares shown.

(2)	Includes 8,625 shares which Mr. Bloom has, or within 60 days of September 30, 1999 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Company’s Directors Plan.

(3)	Includes 2,250 shares which Mr. Carroll has, or within 60 days of September 30, 1999 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Company’s Directors Plan.

(4)	Includes 375 shares which Mr. Crandall has, or within 60 days of September 30, 1999 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Company’s Directors Plan.

(5)	Includes 2,250 shares which Mr. Day has, or within 60 days of September 30, 1999 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Company’s Directors Plan. Mr. Day is not standing for reelection to the Board of Directors.

(6)	Includes 2,250 shares which Mr. Driscoll has, or within 60 days of September 30, 1999 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Company’s Directors Plan. Mr. Driscoll is not standing for reelection to the Board of Directors.

(7)	Includes 49,500 shares which Mr. Ganster has, or within 60 days of September 30, 1999 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Company’s Expired 1988 Stock Option Plan (the “Expired 1988 Plan”) and 1,296 shares which have been allocated to his account under the Company’s Profit Sharing Plan. Mr. Ganster disclaims beneficial ownership of 1,951 shares reflected in the table which are owned by his spouse.

(8)	Includes 24,000 shares which Ms. Jehle has, or within 60 days of September 30, 1999 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Company’s Expired 1988 Plan.

(9)	Includes 21,750 shares which Mr. King has, or within 60 days of September 30, 1999 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Expired 1988 Plan.

(10)	Includes 2,250 shares which Mr. Merten has, or within 60 days of September 30, 1999 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Company’s Directors Plan.

(11)	Includes 22,500 shares which Mr. Neuman has, or within 60 days of September 30, 1999 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Expired 1988 Plan.

(12)	Includes 2,250 shares which Dr. Rockart has, or within 60 days of September 30, 1999 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Company’s Directors Plan.

(13)	Includes 11,250 shares which Mr. Starkey has, or within 60 days of September 30, 1999 will have the right to acquire pursuant to the presently exercisable portion of options granted under the Expired 1988 Plan.

(14)	Includes 149,250 shares which certain directors and executive officers have, or within 60 days of September 30, 1999 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Expired 1988 Plan and the Directors Plan; and 2,600 shares referred to in Note (7) above under “Stock Ownership of Management” as to which beneficial ownership is disclaimed.

Executive Officers

      The persons listed below currently are the executive officers of the Company.

Name	Officer(s)	Age

Dennis G. Ganster	President and Chief Executive Officer	48

Kathryn A. Jehle	Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary	47

David King	Senior Vice President, Product Development and Chief Technology Officer	55

Norman R. Neuman, Jr	Senior Vice President, Marketing	58

Stanley R. Starkey	Senior Vice President, Field Operations	52

      Mr. Ganster was named President and Chief Executive Officer of the Company in August 1997. See “Election of Directors” for further information concerning Mr. Ganster.

      Ms. Jehle was named Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary of the Company in May 1994.

      Mr. King was named Senior Vice President, Product Development and Chief Technology Officer of the Company in August 1997, after having served as Director of Research and Innovation of the Company since July 1995. He has been with the Company in various positions since March 1991 when the Company purchased the operating assets of Execucom Systems Corporation. Prior to the acquisition, Mr. King held various positions with Execucom Systems Corporation, including Director of Research and Development, from 1982 through 1991.

      Mr. Neuman was named Senior Vice President, Marketing of the Company in August 1997. He has been with the Company in various marketing, customer support and customer relation positions since 1969, and was Vice President of North America Marketing from 1983 to 1993.

      Mr. Starkey was named Senior Vice President, Field Operations in October 1998 after serving as Senior Vice President, Americas Operations of the Company from January 1, 1998 to October 1998. From July 1996 to January 1998, Mr. Starkey was Vice President of Sales for Gentia Software, Inc., a client/server software company. From 1972 through July 1996, he was employed by the Company in various positions including Vice President of Industry Solutions Group Sales, Vice President of Industry Service Group Marketing and Vice President Sales, Western Region.

      The executive officers of the Company serve at the pleasure of the Board of Directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table provides summary information concerning compensation paid by the Company and its subsidiaries to (or accrued on behalf of) the Company’s Chief Executive Officer and the four other most highly compensated executive officers who were serving as executive officers at the end of fiscal year 1999 (the “Named Officers”).

Summary Compensation Table

				Long-Term
				Compensation
				Awards

	Annual Compensation			Securities
				Underlying	All Other
	Fiscal	Salary	Bonus	Options	Compensation
Name and Principal Position	Year	($)(1)	($)	(#)	($)(2)

Dennis G. Ganster	1999	300,000	—	70,000	14,183
President, Chief Executive Officer	1998	290,519	112,500	90,000	14,063
and a Director of the Company	1997	210,904	—	9,000	18,947

Kathryn A. Jehle	1999	225,000	—	35,000	10,546
Senior Vice President, Chief	1998	225,000	67,500	24,000	10,384

Financial Officer, Treasurer,	1997	225,000	—	9,000	10,477
Assistant Secretary, and a Director of the Company

Norman R. Neuman, Jr	1999	200,000	—	32,000	11,375
Senior Vice President,	1998	193,865	60,000	45,000	12,895
Marketing	1997	144,615	33,538	5,000	9,724

David King(3)	1999	170,000	—	32,000	10,313
Senior Vice President,	1998	163,406	51,000	45,000	8,822
Product Development and Chief Technology Officer

Stanley R. Starkey(4)	1999	200,000	—	32,000	11,340
Senior Vice President,	1998	93,846	30,000	45,000	3,914
Field Operations

(1)	The amounts indicated for Mr. Ganster reflect compensation paid to him in his capacity as Chief Technology Officer through August 1997 and President and Chief Executive Officer for the remainder of fiscal year 1998.

(2)	“All Other Compensation” for fiscal year 1999 is comprised of: (i) contributions made by the Company to the accounts (or accrued by the Company on behalf) of each of the Named Officers for each period presented under: (1) the Company’s and its subsidiaries’ profit sharing plans as follows: Mr. Ganster $8,960, Ms. Jehle $8,960, Mr. Neuman $8,960, Mr. King $8,961, and Mr. Starkey $9,710, and (2) the excess benefits provision of the Company’s Benefit Adjustment Plan (“BAP”) as follows: Mr. Ganster $3,434, Ms. Jehle $1,586, Mr. Neuman $969, Mr. King $230, and Mr. Starkey $970, and (ii) the dollar value of any premiums paid by the Company during each period presented with respect to term life insurance for the benefit of each of the Named Officers (other than group life plans which do not discriminate in scope, terms of operations in favor of the executive officers that are generally available to all salaried employees) as follows: Mr. Ganster $1,789, Mr. Neuman $1,446, Mr. King $1,122 and Mr. Starkey $660.

(3)	Mr. King became Senior Vice President, Product Development and Chief Technological Officer in August 1997.

(4)	Mr. Starkey became Senior Vice President, Field Operations in October 1998 after serving as Senior Vice President, Americas Operations from January 1998 to October 1998.

Option Grants and Related Information

      The following table provides information with respect to options granted to the Named Officers during fiscal year 1999.

Option Grants in Last Fiscal Year

					Potential
					Realizable
	Individual Grants				Value at Assumed
					Annual Rates of
	Number of	% of Total			Stock Price
	Securities	Options			Appreciation For
	Underlying	Granted to	Exercise or		Option Term(2)
	Options	Employees in	Base Price	Expiration
Name	Granted(#)(1)	Fiscal Year	($/Sh.)	Date	5%($)	10%($)

Dennis G. Ganster	30,000	3.50	3.59	02/03/09	29,756	67,732
	40,000	4.66	3.09	06/24/09	34,148	77,731

Kathryn A. Jehle	15,000	1.75	3.59	02/03/09	14,878	33,866
	20,000	2.33	3.09	06/24/09	17,074	38,866

Stanley R. Starkey	12,000	1.40	3.59	02/03/09	11,902	27,093
	20,000	2.33	3.09	06/24/09	17,074	38,866

Norman R. Neuman, Jr.	12,000	1.40	3.59	02/03/09	11,902	27,093
	20,000	2.33	3.09	06/24/09	17,074	38,866

David King	12,000	1.40	3.59	02/03/09	11,902	27,093
	20,000	2.33	3.09	06/24/09	17,074	38,866

(1)	All of these options, which were granted pursuant to the Company’s 1998 Plan, were granted at market value on the date of grant, become exercisable annually in 25% increments beginning one year after the grant date and have a term of ten years. The exercisability of certain of these options may be accelerated in the event of a change in control of the Company. See “Employment Agreements and Termination/ Change in Control Agreements.”

(2)	Represents value of option at the end of a ten-year term, assuming the market price of the Company’s Common Stock appreciates at an annually compounded rate of 5% or 10%. These amounts represent assumed rates of appreciation only. Actual gains, if any, will be dependent on overall market conditions and on future performance of the Company’s Common Stock. There can be no assurance that the amounts reflected in the table will be achieved.

Option Exercises and Holdings

      The following table contains information regarding options exercised by the Named Officers during fiscal year 1999, and the value of options held by such officers as of June 30, 1999 measured in terms of the closing price of the Company’s Common Stock on June 30, 1999.

Aggregated Option Exercises in Last Fiscal Year and

Fiscal Year-End Option Values

			Number of Unexercised		Value of Unexercised
			Options at		in-the-Money Options
	Shares		Fiscal Year End(#)		at Fiscal Year End($)(1)
	Acquired on	Value
Name	Exercise(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Dennis G. Ganster	—	—	40,124	144,250	—	—

Kathryn A. Jehle	—	—	28,885	59,750	—	—

Stanley R. Starkey	—	—	11,250	65,750	—	—

Norman R. Neuman, Jr.	—	—	13,750	68,250	—	—

David King	—	—	11,250	65,750	—	—

(1)	Calculated on the basis of the number of shares subject to each such option multiplied by the excess of the fair market value of a share of Common Stock at June 30, 1999 over the exercise price of such option.

Long-Term Incentive Plan Awards

      Certain Named Officers of the Company were eligible for payouts under a long-term executive bonus plan in effect during fiscal year 1999 (the “Plan”). The Plan provides for those Named Officers to receive a bonus payout on September 1, 1999 if the named officer was employed by the Company on that date. As of September 1, 1999, only one person eligible to participate in the Plan, Ms. Jehle, was employed by the Company. Ms. Jehle received $54,800 under the Plan on September 1, 1999. Ms. Jehle was also eligible for a bonus in September 1998, but declined to accept the bonus.

Employment Agreements and Termination/ Change in Control Arrangements

      Under the Expired 1988 Plan, incentive stock options were granted to key employees (including the Named Officers) and such stock options become fully exercisable, even if not otherwise exercisable, upon the dissolution or liquidation of the Company or upon any merger or consolidation in which the Company is not the surviving corporation, if a period of twelve months from the date of grant has expired. No further options (or SARs) may be granted under the Expired 1988 Plan as it expired June 1998. As of September 30, 1998, 704,509 shares of the Company’s Common Stock were still subject to outstanding options under the Expired 1988 Plan.

      In addition, under the 1998 Plan, stock options were granted to employees (including the Named Officers) and such stock options became fully exercisable, even if not otherwise exercisable, upon the dissolution or liquidation of the Company or upon any merger or consolidation in which the Company is not the surviving corporation. As of September 30, 1999, 748,700 shares of the Company’s Common Stock were subject to outstanding options under the 1998 Plan.

      As of June 1, 1998, the Company entered into Change in Control Severance Agreements (the “Change in Control Agreements”) with the following officers: Dennis G. Ganster, Kathryn A. Jehle, Norman R. Neuman, Jr., David King and Stanley R. Starkey.

      The Change in Control Agreement between Mr. Ganster, the President and Chief Executive Officer, and the Company generally provides that in the event of termination of Mr. Ganster’s employment within two years following a change in control of the Company, Mr. Ganster will be entitled to a cash severance benefit equal to three times minus $1 of his average gross income, calculated over the five-year period immediately preceding the taxable year of the change of control. This severance payment is to be paid in a lump sum cash payment within ten days following Mr. Ganster’s termination of employment. Payments made later than this ten-day period will be subject to interest at the prime rate plus two percent, which begins to accrue on the tenth day following the termination of employment.

      The Change in Control Agreements between the Company and each of Ms. Jehle and Messrs. Neuman, King and Starkey are substantially similar. Each provides that in the event of termination of such officers’ employment within two years following a change in control of the Company, such officer will be entitled to a cash severance benefit equal to two times such officer’s annual base salary as in effect at the time of the change in control. Such severance payments are to be paid in a lump sum cash payment within ten days following such officer’s termination of employment. Payments made later than this ten-day period will be subject to interest at the prime rate plus two percent, which begins to accrue on the tenth day following the termination of employment.

      For purposes of each of the Change in Control Agreements, the term “change in control” means (a) the election of a Board of Directors of the Company, a majority of the members of which were nominees of a person (including an individual, a corporation, partnership, joint venture, trust or other entity) or a group of persons acting together (other than persons who were members of the Board of Directors or officers of the Company as of June 1, 1998 or certain tax-qualified retirement plans of the Company (collectively, the “Exempted Persons”)), following the acquisition by such person of twenty-five percent, or more, of the outstanding Common Stock of the Company, (b) the acquisition of ownership by a person (other than Exempted Persons) of fifty-one percent or more of the outstanding Common Stock of the Company, (c) a sale of all or substantially all of the assets of the Company to any entity not controlled by persons who were members of the Board of Directors or officers of the Company as of June 1, 1998, or by any tax-qualified retirement plan for the benefit of employees of the Company, or (d) a merger, consolidation or other similar transaction between the Company and another entity if a majority of the members of the Board of Directors of the surviving company were not Continuing Directors. Continuing Directors means persons (x) who were members of the Board of Directors of the Company immediately before the change in control, and (y) who also were members of the Board of Directors of the Company as of June 1, 1998 or are new directors whose election by the Board of Directors, or nomination for election by the Company’s shareholder, was approved by a vote of at least a majority of the directors in office at the time of such election or nomination who either were directors as of June 1, 1998 or whose election or nomination for election was previously approved as provided above.

      For purposes of each of the Change in Control Agreements, the term “termination of employment” is defined as (a) the officer’s involuntary termination by the Company for any reason other than death, disability, retirement or cause; or (b) the officer’s termination for (i) any reassignment or change in the identity or corporate position to whom the officer reports, or a change in title (other than a promotion); (ii) any reduction in the officer’s base salary or failure by the Company to continue any bonus, stock or incentive plans, (iii) the discontinuance or reduction in benefits to the officer of any qualified or nonqualified retirement or welfare plan or the discontinuance of any fringe benefits or other perquisites, (iv) the required relocation of the officer’s principal place of employment by more than fifty miles or more frequent and/or longer required business traveling (other than a promotion), or (v) the Company’s breach of any provision of the Change in Control Agreement.

      Each of the Change in Control Agreements provides that the value of the cash severance benefit, when aggregated with any other “golden parachute” amounts (as defined in Section 280G of the Code) pursuant to any other plans, agreements or policies of the Company and its subsidiaries, shall be reduced to the highest amount permissible under the Code before the officer becomes subject to the excess parachute payment excise tax and the Company loses all or part of its compensation deduction for such payments.

Director Compensation

      In fiscal year 1999, each director who was not an officer or employee of the Company received for his services as such a semi-annual retainer of $4,000, plus $1,000 for each Board or committee meeting attended. In addition, the Chairman of each standing committee received a semi-annual retainer of $2,500 for serving as such. Mr. Carroll, the Chairman of the Board of the Company, receives an additional $5,000 per month for his services as Chairman of the Board and of the Executive Committee.

      Directors who are officers or employees of the Company receive no compensation (beyond their compensation for services as an officer or employee) for serving as directors.

      The Company’s Directors Plan provides for the issuance of options to purchase up to 150,000 shares of the Company’s Common Stock to non-employee directors of the Company. Under the Directors Plan, each non-employee director serving on the Board of Directors on November 17, 1994 was granted an option to purchase 7,500 shares of the Company’s Common Stock at an exercise price of $8.33 per share. Any non-employee director who is first elected or appointed to the Board of Directors after November 17, 1994 will receive an option to purchase 7,500 shares of the Company’s Common Stock on the date of the first Board of Directors meeting following his or her election or appointment. In addition, each non-employee director who has been a director for six months before the January 1 following the date of each Annual Meeting of Shareholders held during the term of the Directors Plan automatically shall be granted, as of the January 1 following each such Annual Meeting, an option to purchase an additional 1,500 shares of Common Stock. Options under the Directors Plan are granted at the last sale price per share of the Company’s Common Stock on the Nasdaq Stock Market on the date of grant, are exercisable at a rate of 25% per year beginning one year from the date of grant and have a term of five years. Options granted under the Directors Plan become immediately exercisable, if not otherwise exercisable, upon the dissolution or liquidation of the Company or upon any merger or consolidation in which the Company is not the surviving corporation, provided that a period of 12 months from the date of grant has elapsed. On January 1, 1999, options to purchase 1,500 shares at an exercise price of $3.44 were granted to each of Messrs. Bloom, Carroll, Crandall, Day and Driscoll and Drs. Merten and Rockart. As of September 30, 1999, 84,000 options were outstanding under the Directors Plan.

      Certain proposed amendments to the Directors Plan will have an effect on Director Compensation. For a discussion of proposed amendment to the Directors Plan, please see Item 4 of this Proxy Statement.

      In addition to his director fees, Dr. Rockart earned $11,350 in fiscal year 1999 for his services as a consultant to the Company.

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee currently consists of Messrs. Bloom, Day and Driscoll, although Messrs. Day and Driscoll are retiring from the Company’s Board of Directors effective November 22, 1999. During fiscal year 1999, no member of the Compensation Committee served as an officer or employee of the Company or any of its subsidiaries nor had any member of the Compensation Committee formerly served as an officer of the Company or any of its subsidiaries. During fiscal year 1999, none of the executive officers of the Company served on the board of directors or on the compensation committee of any other entity, any of whose executive officers served either on the Board of Directors or on the Compensation Committee of the Company.

COMPENSATION COMMITTEE REPORT

      The responsibilities of the Compensation Committee include recommending to the Board of Directors the compensation for the executive officers of the Company, who during all or part of fiscal year 1999 were the Named Officers. The Committee also considers recommendations from the Chief Executive Officer for compensation of other officers of the Company and recommends to the Board of Directors approval or changes in those recommendations. The Committee also grants stock options to officers and key employees under the 1998 Plan.

      The Committee met six times in fiscal year 1999. Executive officers were not present during the Committee’s consideration of their individual compensation.

      The Company’s executive compensation program is designed to give executives a balanced incentive package which encourages the achievement of both short-term and long-term performance goals and which rewards continuous increases in shareholder value. The Committee believes that the compensation program is essential to the Company’s effort to attract and retain key executives. The Committee also believes that the Company’s compensation program should encourage the executive officers to align their interests with the shareholders by conditioning a significant portion of executive compensation on increases in shareholder value.

      The executive compensation program consists of three main components: base salary, performance bonuses and stock-based incentives. In addition, the executive officers participate in the Company’s employee benefit plans generally on the same terms as other Company employees.

  Base Salary

      The base compensation of Mr. Ganster as the chief executive officer of the Company was established when he was appointed to that position in August 1997. The Committee did not increase the salaries of any of the executive officers of the Company for fiscal year 1999. The Committee’s actions did not reflect a negative view of the abilities and efforts of the individual officers but rather reflected the belief of the Committee and Mr. Ganster that the Company’s performance did not warrant salary increases for executive officers.

  Performance Bonuses

      The Committee adopted an incentive plan for executive officers for fiscal year 1999 that called for payments equal to 40% of base salary for Senior Vice Presidents and 50% of base salary for the Chief

Executive Officer if the Company achieved budgeted revenue and earnings per share (after allowance for nonrecurring charges and events), with additional payments at the discretion of the Committee if the target was exceeded.

      The Company’s performance in fiscal year 1999 was below the target and no incentive plan payments were made to the executive officers.

  Stock Option Awards

      Stock option awards are an important means by which the Committee directly links executive officers’ compensation to the appreciation in value realized by all of the Company’s shareholders. Under the Company’s stock option plans, options are granted at exercise prices equal to the market price on the date of grant and therefore have no value to the executive unless the Company’s stock appreciates. In making awards, the Committee considers each executive’s performance and potential as well as the existing level of stock option held by each executive.

      Stock option grants to Mr. Ganster and the other executive officers in fiscal year 1999 were based on the Committee’s desire to increase the executives’ incentive to continue to work to improve the Company’s performance. The Committee awarded Mr. Ganster options to purchase 40,000 shares of Common Stock and all of the Senior Vice Presidents options to purchase 20,000 shares of Common Stock in June 1999. These option grants were in part an acceleration of a portion of the stock options that the Committee would otherwise have expected to grant to Mr. Ganster and the other executive officers in fiscal years 2000 and 2001. The Committee accelerated the grant date of these options in order to strengthen the long-term incentive opportunities of the executive team. These awards were in addition to the annual awards of options to the executive officers made in February 1999, of 30,000 shares to Mr. Ganster, awards of 15,000 to Ms. Jehle and awards of 12,000 to Messrs. Neuman, Starkey and King.

Deductibility of Executive Compensation

      The Company from time to time reviews the extent to which its executive compensation arrangements are subject to the provisions of the Code and related regulations limiting the deductibility of executive compensation in excess of $1,000,000 paid to any of the five most highly compensated executive officers of the Company in any fiscal year which does not qualify for an exemption under the statute or proposed regulations. The Expired 1988 Plan and the 1998 Plan includes restrictions required by the Code to except option grants under these plans from the limit on deductibility. The Committee does not presently believe that the other components of the Company’s compensation program are likely to result in payments to any executive officer in any year in excess of $1,000,000, other than the Company’s severance arrangements following certain changes in control of the Company, and therefore has concluded that no further action with respect to qualifying such compensation for deductibility is necessary at this time.

Dated: October 14, 1999

COMPENSATION COMMITTEE, as of June 30, 1999
W. John Driscoll, Chair
Geoffrey B. Bloom
Stanley R. Day

SHAREHOLDER RETURN

      Set forth below is a graph comparing the cumulative total return on the Company’s Common Stock from July 1, 1994 through June 30, 1999 with the Standard and Poor’s Computer Software and Services Index (the “S&P Computer Software Index”) and The Nasdaq Stock Market — US Index (the “Nasdaq US Index”). The graph assumes that the value of the investment in the Company’s Common Stock, the S&P Computer Software Index and the Nasdaq US Index was $100 on July 1, 1994 and that all dividends were reinvested.

      The graph displayed below is presented in accordance with Securities and Exchange Commission requirements. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. This graph in no way reflects the Company’s forecast of future financial performance.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

AMONG COMSHARE, INCORPORATED, THE NASDAQ STOCK MARKET — U.S. INDEX
AND THE S&P COMPUTER SOFTWARE AND SERVICES INDEX*

[PERFORMANCE CHART]

*	$100 invested on June 30, 1994 in Stock or Index — including reinvestment of dividends. Fiscal year ending June 30.

	6/94	6/95	6/96	6/97	6/98	6/99

COMSHARE, INCORPORATED	100.00	176.60	395.74	157.98	99.73	39.10

NASDAQ STOCK MARKET (U.S.)	100.00	133.48	171.38	208.42	274.43	392.51

S & P COMPUTERS (SOFTWARE & SERVICES)	100.00	155.67	207.36	344.59	534.43	820.88

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The 1994 Executive Stock Purchase Program allows eligible executive officers to purchase the Company’s Common Stock directly from the Company at a per share price equal to the last sale price of the Company’s Common Stock and the Nasdaq Stock Market on the day preceding the purchase. The purchase price for shares is paid in cash. During the fiscal year 1999, Mr. Ganster, President and Chief Executive Officer of the Company, and a nominee for election to the Board of Directors of the Company, purchased 50,000 shares at a price of $3.25 per share, and Ms. Jehle, an executive officer of the Company and a nominee for election to the Board of Directors of the Company, purchased 8,000 shares at a price of $4.50 per share pursuant to the 1994 Executive Stock Purchase Program.

ACCOUNTANTS

      Arthur Andersen LLP, independent public accountants, have audited the financial statements of the Company since 1972. Representatives from Arthur Andersen LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they wish, and will be available to respond to appropriate questions. In accordance with the Company’s past practice, the selection of independent public accountants to audit the financial statements of the Company for the fiscal year ending June 30, 2000 will be made by the Board of Directors at a later date.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company’s officers and directors, and persons who own more than 10 percent of a registered class of the Company’s equity securities, to file reports of their ownership with the Securities and Exchange Commission (the “SEC”). Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Specific due dates for these reports have been established and the Company is required to report in this proxy statement any delinquent filings and failures to file such reports.

      Based solely on its review of the copies of such reports received by it and written representations of its incumbent directors and officers, the Company believes that, during the period from July 1, 1998 to June 30, 1999, all of these applicable requirements were complied with by each of its directors, officers and greater than ten percent beneficial owners.

SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

      Shareholder proposals intended to be presented at the 2000 Annual Meeting which are eligible for inclusion in the Company’s Proxy Statement for that meeting under Rule 14a promulgated under the Exchange Act must be received by the Company not later than June 13, 2000 if they are to be included in the Company’s Proxy Statement relating to that meeting. Such proposals should be addressed to the Secretary at the Company’s principal executive offices and should satisfy the requirements applicable to shareholder proposals contained in the Company’s bylaws. Shareholder proposals intended to be presented at the 2000 Annual Meeting which are not eligible for inclusion in the Company’s Proxy Statement for that meeting under Rule 14a-8 promulgated under the Exchange Act must satisfy the requirements applicable to shareholder proposals contained in the Company’s bylaws. Such proposals must be addressed to the Secretary at the Company’s principal executive offices and must be received at the Company’s principal executive offices not less than fifty days nor more than seventy days prior to the date of the 2000 Annual Meeting for which at least sixty-five days’ prior public disclosure has been made to the shareholders.

GENERAL

      At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the Annual Meeting other than those described above. However, if any other matters should properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters.

October 14, 1999

Ann Arbor, Michigan

PROXY

COMSHARE, INCORPORATED
555 Briarwood Circle, Ann Arbor, Michigan 48108

SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS

ON NOVEMBER 22, 1999

The undersigned hereby appoints Dennis G. Ganster and Kathryn A. Jehle, or any one of them, proxies with full power of substitution to vote, as designated on the reverse side, all shares of Common Stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Comshare, Incorporated to be held on Monday, November 22, 1999, or at any adjournment or adjournments thereof.

When properly executed, this proxy will be voted in the manner directed. If no direction is given with respect to a particular proposal, this proxy will be voted for proposals 1, 2, 3 and 4.

Discretionary authority is hereby conferred as to any other matters as may properly come before the Annual Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting, the Proxy Statement and the Annual Report of Shareholders of Comshare, Incorporated for the year ended June 30, 1999. The undersigned ratifies all that the proxies or any of them or their substitutes may lawfully do or cause to be done by virtue hereof and revokes all former proxies.

Please mark, date, sign, and return this proxy card promptly, using the enclosed envelope. No postage is required if mailed in the United States.

(change of address/comments)
____________________________________________________________
____________________________________________________________
____________________________________________________________
(If you have written in the above space, please mark the corresponding box on the reverse side of this card.)

SEE REVERSE SIDE

Comshare, Incorporated

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [  ]

	For	Withheld	For All	Vote Withheld from
	All	All	Except	the following nominee(s)

1. ELECTION OF DIRECTORS Nominees: 01 Geoffrey B. Bloom, 02 Daniel T. Carroll, 03 Richard L. Crandall, 04 Dennis G. Ganster, 05 Kathryn A. Jehle, 06 Alan G. Merten, 07 John F. Rockart	[ ]	[ ]	[ ]	__________________________

	For	Against	Abstain

2. Approval of the amendments to the Employee Stock Purchase Plan increasing the number of shares reserved for issuance by 500,000 shares and permitting non-employee directors to receive shares under such plan in lieu of cash compensation	[ ]	[ ]	[ ]

	For	Against	Abstain

3. Approval of the amendment to the 1998 Global Employee Stock Option Plan increasing the number of shares reserved for issuance by 500,000 shares	[ ]	[ ]	[ ]

	For	Against	Abstain

4. Approval of the amendments to the Directors Stock Option Plan increasing the number of shares reserved for issuance by 50,000 shares, increasing the annual option grant to non-employee directors and providing for a one-time accelerated option grant to non-employee directors	[ ]	[ ]	[ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.

      Change of Address [  ]

SIGNATURE(S)______________________________________ Date___________________

SIGNATURE(S)______________________________________Date___________________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
             When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

THIS IS YOUR PROXY CARD, FOLD AND DETACH BELOW
...

Control Number

INSTRUCTIONS FOR VOTING BY TELEPHONE

Comshare, Incorporated encourages you to take advantage of a new and convenient way to vote your shares for proposals to be covered at the Annual Meeting of Shareholders. Please take the opportunity to use the following voting method outlined below to cast your ballot. We’ve made it easier than ever.

Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week toll-free, at 1-800-678-6638. Have your proxy card (above) in hand when you call. Please enter the 6-digit control number which is located in the box just below your proxy card.

Option 1	To vote as the Board of Directors recommends on ALL proposals, press 1. Your vote will be confirmed and cast as directed and the call will end. If you wish to vote on each proposal separately, press 0.

Option 2	If you selected 0 to vote on each proposal separately, you will hear these instructions:

Proposal 1 — To vote FOR all nominees, press 1; to WITHHOLD for all nominees, press 9; to WITHHOLD for AN INDIVIDUAL nominee, press 0 and enter the two digit number that appears on the proxy card (above) next to the name of the nominee you DO NOT wish to vote for. Once you have completed voting for Directors, press 0.

Proposal 2 — To vote FOR, press 1; to vote AGAINST, press 9; to ABSTAIN, press 0. Your vote selection will be repeated and you will have an opportunity to confirm it.

Proposal 3 — To vote FOR, press 1; to vote AGAINST, press 9; to ABSTAIN, press 0. Your vote selection will be repeated and you will have an opportunity to confirm it.

Proposal 4 — To vote FOR, press 1; to vote AGAINST, press 9; to ABSTAIN, press 0. Your vote selection will be repeated and you will have an opportunity to confirm it.

Appendix 1

COMSHARE, INCORPORATED

EMPLOYEE STOCK PURCHASE PLAN

      1.  Purpose.  The purpose of the Comshare, Incorporated Employee Stock Purchase Plan (the “Plan”) is to promote the best interests of Comshare, Incorporated (the “Company”) and its shareholders by encouraging employees of the Company and its subsidiaries to acquire a proprietary interest in the Company, thus identifying their interests with those of shareholders and encouraging the employees to make even greater efforts on behalf of the Company. The Plan is intended to constitute an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

      2.  Certain Definitions.  As used in this Plan, the term “subsidiary” of the Company means any “subsidiary corporation” as defined in Section 424(f) of the Code; the term “employee” means an individual with an “employment relationship” with the Company or any subsidiary as defined in Regulation 1.421-7(h) of the Income Tax Regulations; the term “employment” means employment with the Company, or a subsidiary of the Company; the term “Purchase Period” means a six month offering period commencing each January 1 and July 1; and the term “compensation” means base salary, plus incentive bonuses and commissions, but excluding non-compete payments.

      3.  Stock.  The stock subject to option and purchase under the Plan shall be the Common Stock of the Company (the “Common Stock”), and may be either authorized and unissued shares or shares that have been reacquired by the Company. The total amount of Common Stock on which options may be granted under the Plan shall not exceed 200,000 shares, subject to adjustment in accordance with Section 12. Shares of Common Stock subject to any unexercised portion of a terminated, cancelled or expired option granted under the Plan may again be used for option grants under the Plan.

      4.  Administration.  The Plan shall be administered by the Compensation Committee of the Board of Directors (“Board”), comprised of no fewer than two (2) disinterested members of the Board, as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended (“Exchange Act”). The Committee may prescribe rules and regulations from time to time for the administration of the Plan and may decide questions which may arise with respect to its interpretation or application. The decisions of the Committee in interpreting the Plan shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, employees and optionees. The Committee, from time to time, shall grant to eligible employees on a uniform basis, options to purchase Common Stock pursuant to the terms and conditions of the Plan. In the event of insufficient shares during a Purchase Period, the Committee shall allocate shares proportionately on the basis of compensation.

      5.  Participants.  Except as provided in Section 6, below, any employee who is in the employ of the Company, or any subsidiary of the Company on the offering dates, (i) whose customary employment with the Company or a subsidiary is 20 hours or more per week and (ii) whose customary employment with the Company or a subsidiary is for five or more months per calendar year, is eligible to participate in the Plan in accordance with its terms. Employees of subsidiaries located outside of the United States shall be subject to the additional requirements set forth in the appendices hereto.

      6.  Ownership and Purchase Limitations.  Notwithstanding anything herein to the contrary, no employee shall be entitled to participate in an offering under the Plan if such employee, immediately after a grant under this Plan, would, in the aggregate, own or hold options to purchase shares of Common Stock equal to or exceeding five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of its subsidiary corporations. For the foregoing purposes, the rules of Section 424(d) of the Code shall apply in determining stock ownership. With respect to individual employees, Section 424(d) provides that an employee shall be considered as owning the stock owned directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants. No employee shall be granted an option under the Plan which, together with options granted under all employee stock purchase plans (qualified under Section 423 of the Code) of the Company and its subsidiaries permits the employee to accrue option rights to purchase shares in any calendar year in excess of $25,000 of fair market value of such shares (determined at the time an option is granted). For purposes of this Plan, the “grant date” shall be the first day of each Purchase Period, as defined in Section 9(b), below.

      7.  Option Price.  The option price of the shares shall be 85% of the fair market value of shares of the Company’s Common Stock on the date of grant. For purposes of this paragraph, the fair market value of the shares shall be determined by the last sale price of the shares of the Company’s Common Stock on the NASDAQ National Market, as reported in The Wall Street Journal, for the date on which the option is granted or, if there are no sales on such date, on the last date immediately preceding the grant date on which there were sales.

      8.  Payment for Option Shares.

      (a)  Shares Under Option.  An eligible employee may elect to participate in an offering by delivering to the Company an election to participate and a payroll deduction form within a certain period of time, which period shall be designated by the Committee prior to each offering date (the “Election Period”). An eligible employee’s election to participate and payroll deduction form from the preceding Election Period automatically shall carry over to the next Election Period unless affirmatively revoked by the employee. An employee who elects to participate may not authorize payroll deductions which, in the aggregate, are less than one percent (1%) of the employee’s cash compensation. Only whole shares of Common Stock may be purchased under the Plan.

      (b)  A participating employee must authorize payroll deductions over a minimum six month Purchase Period. An employee may suspend payroll deductions during a Purchase Period only at the discretion of the Company in the event of an unforeseen hardship; provided, however, that payroll deductions made prior to approval of the suspension by the Company shall still be used to purchase Common Stock for the employee at the end of the Purchase Period.

      (c)  Payroll deductions shall commence on the first payroll date in the Purchase Period and shall continue until the last payroll date in the Purchase Period; provided, however, that unless an election is revoked, such election shall continue into successive six month Purchase Periods.

      (d)  A participating employee’s option shall be deemed to have been exercised on the last business day of the Purchase Period.

      (e)  The Company retains the right to designate an exclusive broker to handle the Common Stock transactions under the Plan. As soon as practicable after the end of the Purchase Period, the Company shall deliver to each employee or a designated brokerage account, through a certificate or electronic transfer, the shares of Common Stock that such employee has purchased. Any amount that has been deducted and withheld in excess of the option price automatically shall be applied toward the purchase of option shares in the next Purchase Period. An employee who elects not to participate in the following Purchase Period shall receive a check from the Company for any amount that has been deducted and withheld in excess of the cost of shares.

      9.  Interest.  No interest shall accrue or be paid on any amounts paid by payroll deduction by any participating employee.

      10.  Termination of Employment, Unpaid Leave of Absence or Layoff.  If a participating employee ceases to be employed by the Company for any reason (with or without severance pay), including but not limited to, voluntary or forced resignation, retirement, death, layoff, or if an employee is on an unpaid leave of absence, or during any period of severance, within a reasonable time after notice of the termination or unpaid leave of absence, the Company shall issue a check to the former employee (or executor, administrator or legal representative, if applicable) in the aggregate amount of the employee’s payroll deductions that had not yet been applied towards the purchase of shares as of the employee’s date of separation.

      11.  Non-Assignability.  No option shall be transferable by an employee, and an option shall be exercised only by an employee. Upon the death of a participating employee, his or her executor, administrator or other legal representative shall receive a check from the Company representing the aggregate amount of the deceased employee’s payroll deductions that had not yet been applied towards the purchase of option shares as of the date of death.

      12.  Adjustments.  The total amount of Common Stock for which options may be granted under the Plan, and the number of shares subject to any option granted to a participant (both as to the number of shares of Common Stock and the option price), shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from payment of a stock dividend on Common Stock, a subdivision or combination of shares of Common Stock, or a reclassification of Common Stock, and, pursuant to the paragraph below, in the event of a merger in which the Company shall be the surviving corporation.

      After any merger of one or more corporations into the Company, or after any consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each participant shall, at no additional cost, be entitled upon the exercise of an option, to receive (subject to any required action by shareholders), in lieu of the number of shares to which such option shall then be exercised, the number and class of shares of stock or other securities to which such participant would have been entitled to receive pursuant to the terms of the agreement of merger or consolidation if at the time of such merger or consolidation such participant had been a holder of record of a number of shares of Common Stock equal to the number of shares to which such option shall then be so exercised. Comparable rights shall accrue to each participant in the event of successive mergers or consolidations of the character described above.

      Anything contained herein to the contrary, upon the dissolution or liquidation of the Company or upon any merger or consolidation in which the Company is not the surviving corporation, the Purchase Period for any option granted under this Plan shall terminate as of the date of the aforementioned event, but each participant who is then an employee of the Company or a subsidiary shall have the right, immediately prior to such dissolution, liquidation, merger or consolidation, to exercise his option for such Purchase Period in full on the earlier of the date of the merger or liquidation or the last day of the Purchase Period.

      The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.

      13.  Termination and Amendment.  The Board may terminate the Plan, or the granting of options under the Plan, at any time. No option shall be granted under the Plan after July 31, 2004.

      The Board may amend or modify the Plan at any time and from time to time, but no amendment or modification shall disqualify the Plan under Section 423 of the Code.

      No amendment, modification, or termination of the Plan shall in any manner affect any option granted under the Plan without the consent of the participant holding the option.

      14.  Rule 16b-3 Requirements.  Notwithstanding any other provision of the Plan, the

Committee may impose such conditions on the exercise of an option as may be required to satisfy the requirements of Rule 16b-3 of the Exchange Act, as amended from time to time (or any successor rule).

      15.  Rights Prior to Delivery of Shares.  No participant shall have any rights as a shareholder with respect to shares covered by an option until the issuance of a stock certificate or electronic transfer to the employee or his brokerage account of such shares. No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date the certificate is issued or the shares electronically delivered to a brokerage account.

      16.  Securities Laws.  Anything to the contrary herein notwithstanding, the Company’s obligation to sell and deliver stock pursuant to the exercise of an option is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities as the Company deems necessary or advisable. The Company shall not be required to sell and deliver stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares will not violate any of the provisions of the Securities Act of 1933 or the Securities Exchange Act of 1934, or the rules and regulations of the Securities Exchange Commission promulgated thereunder or those of any stock exchange on which the stock may be listed, the provisions of any state laws governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws.

      The Board may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an option under the Plan as it may deem advisable, including, without limitation, restrictions (a) under applicable federal securities laws, (b) under the requirements of any stock exchange or other recognized trading market upon which such shares of Common Stock are then listed or traded, and (c) under any blue sky or state securities laws applicable to such shares. No shares shall be issued until counsel for the Company has determined that the Company has complied with all requirements under appropriate securities laws.

      17.  Approval of Plan.  The Plan shall be subject to the approval of the holders of at least a majority of the Common Stock of the Company present and entitled to vote at a meeting of shareholders of the Company held within 12 months after adoption of the Plan by the Board. If not approved by shareholders within such 12-month period, the Plan and any options granted hereunder shall become void and of no effect.

      18.  Effect on Employment.  Neither the adoption of the Plan nor the granting of an option pursuant to it shall be deemed to create any right in any employee to be retained or continued in the employment of the Company, parent or a subsidiary.

      19.  Use of Proceeds.  The proceeds received from the sale of Shares pursuant to the Plan shall be used for corporate purposes by the Company.

      THIS EMPLOYEE STOCK PURCHASE PLAN is hereby executed on this the 13th day of October, 1994.

COMSHARE, INCORPORATED

By:	/s/ KATHRYN A. JEHLE _______________________________________ Kathryn A. Jehle Senior Vice President and Chief Financial Officer

BOARD APPROVAL: 8/1/94

SHAREHOLDER APPROVAL: 11/17/94

First Amendment to the
Comshare Incorporated Employee
Stock Purchase Plan

      Effective January 1, 1997, Section 7 of the Plan shall be amended and restated in its entirety as follows:

“7. Option Price. The option price of the shares shall be 85% of the average of the fair market value of the Company’s Common Stock the ten business trading days immediately preceding the six month Purchase Period.

      For purposes of this section of the Plan, the fair market value of the shares shall be determined by the last sale price of the shares of the Company’s Common Stock on the NASDAQ National Market, as reported in The Wall Street Journal for the applicable dates.”

      This amendment to the Comshare, Incorporated Employee Stock Purchase Plan is hereby executed on November 11, 1996.

COMSHARE, INCORPORATED

BY:	/s/ KATHRYN A. JEHLE ______________________________________ Kathryn A. Jehle Senior Vice President and Chief Financial Officer

BOARD APPROVAL: 11/8/96

Second Amendment to the
Comshare Incorporated Employee
Stock Purchase Plan

      Effective January 1, 1998, Section 7 of the Plan shall be amended in its entirety and restated as follows:

“7. Option Price. The option price of the shares shall be set at 85% of the lower of:

The fair market value of the Company’s Common Stock on the first day of the applicable six month Purchase Period, or

The fair market value of the Company’s Common Stock on the last day of the applicable six month Purchase Period.

      For purposes of this section of the Plan, the fair market value of the shares shall be determined by the last sale price of the shares of the Company’s Common Stock on the NASDAQ National Market, as reported in The Wall Street Journal for the applicable days described above. If there are no sales on such dates, then the fair market value will be determined on the last date immediately preceding on which there were sales.”

      This amendment to the Comshare, Incorporated Employee Stock Purchase Plan is hereby executed on November 6, 1997.

COMSHARE, INCORPORATED

BY:	/s/ KATHRYN A. JEHLE ______________________________________ Kathryn A. Jehle Senior Vice President and Chief Financial Officer

BOARD APPROVAL: 11/6/97

THIRD AMENDMENT TO THE
COMSHARE, INCORPORATED
EMPLOYEE STOCK PURCHASE PLAN

      Pursuant to resolutions adopted by the Board of Directors of Comshare, Incorporated on June 24, 1999 and subject to shareholder approval at the Annual Meeting of Shareholders on November 22, 1999, the Comshare, Incorporated Employee Stock Purchase Plan (the “Plan”) is amended as set forth below.

      1.  Effective November 22, 1999, the Section 1 of the Plan “Purpose” shall be amended with the addition of a new sentence at the end of the Section to read as follows:

On and after November 22, 1999, non-employee directors of the Company may purchase Common Stock under the Plan in lieu of a portion or all of their cash compensation from the Company. Stock purchases by non-employee directors shall not constitute purchases under Code Section 423. The inclusion of non-employee directors under the Plan is intended to attract qualified non-employee directors and further align their interests with those of shareholders.

      2.  Effective November 22, 1999, the second sentence in Section 3 of the Plan (“Stock”) shall be amended and restated in its entirety to read as follows:

The total amount of Common Stock on which options may be granted under the Plan shall not exceed 800,000 shares, subject to adjustment in accordance with Section 12.

      3.  Effective November 22, 1999, Section 5 of the Plan “Participants” shall be amended by the addition of a new sentence at the end of the Section to read as follows:

On and after November 22, 1999, non-employee directors of the Company also may participate in the Plan for purposes of purchasing Common Stock in accordance with Section 20; provided, however, that such purchases shall not constitute purchases under Code Section 423.

      4.  Effective November 22, 1999, a new Section 20, entitled “Director Stock Purchases” shall be added to the Plan as set forth below.

20. Director Stock Purchases.

(a) Eligibility. Effective November 22, 1999, a non-employee director of the Company may purchase shares of Common Stock under the Plan from either 50% or 100% of his or her base directors’ fees (comprising semi-annual retainer and Board/ Committee meeting fees) on behalf of services for which the non-employee director has not yet received payment.

(b) Elections. Elections to purchase Common Stock under the Plan in lieu of cash compensation may be submitted to the Company semi-annually, prior to the end of December and June of each calendar year. An election covers base cash compensation for the six-month period ending on the June 30 or December 31 next following the date on which the election is submitted.

(c) Purchase Price. Common Stock purchased by a non-employee director hereunder shall have a purchase price equal to 100% of the fair market value of the Company’s Common Stock on the date of issuance, which shall be February 15th or August 15th (or, if later, two business days after the release of the Company’s earnings for the prior fiscal quarter), as applicable. Fair market value for purposes of this paragraph shall be determined by the last sale price of the shares of the Company’s Common Stock on the NASDAQ National Market, as reported in The Wall Street Journal, for the date prior to the date of issuance or, if there are no sales on such date, on the last date immediately preceding the issuance date on which there were sales.

(d) Termination of Services. If a non-employee director ceases to remain on the Board for any reason, including but not limited to, voluntary or forced resignation, death, disability or retirement, within a reasonable time after notice of the termination, the Company shall issue a check to the former non-employee director (or executor, administrator or legal representative, if applicable) in the aggregate amount of any accrued but unpaid non-employee directors fees that had not yet been paid in the form of Company Common Stock as of the non-employee director’s date of termination on the Board.

(e) Non-Assignability. Any non-employee director Common Stock purchase right granted hereunder shall be exercised by the non-employee director only and is nontransferable. Upon the death of a non-employee director, any unpaid directors’ fees on behalf of such individual shall be paid to the non-employee director’s executor, administrator or legal representative in accordance with paragraph (d), above.

(f) Adjustments. The total amount of Common Stock available for purchase under the Plan shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from payment of a stock dividend on Common Stock, a subdivision or combination of shares of Common Stock, or a reclassification of Common Stock and, in the event of a merger in which the Company shall be the surviving corporation. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share.

(g) Termination and Amendment of Non-Employee Director Purchase Rights. The Board may amend or terminate the Plan or this Section 20 of the Plan at any time. No Common Stock may be issued under Section 20 of the Plan after July 31, 2004.

(h) Rule 16b-3 Requirements. Notwithstanding any provision of the Plan, the Committee may impose such conditions on the purchase of shares of Common Stock hereunder as may be required to satisfy the requirements of Rule 16b-3 of the Exchange Act, as amended from time to time (or any successor rule).

(i) Rights Prior to Delivery of Shares. No participant shall have any rights as a shareholder with respect to shares covered by a purchase right until the issuance of a stock certificate or electronic transfer to the non-employee director or his brokerage account of such shares. No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date the certificate is issued or the shares electronically delivered to a brokerage account.

(j) Securities Laws. Anything to the contrary herein notwithstanding, the Company’s obligation to sell and deliver stock pursuant to a purchase right hereunder is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities as the Company deems necessary or advisable. The Company shall not be required to sell and deliver stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares shall not violate any of the provisions of the Securities Act of 1933 or the Securities Exchange Act of 1934, or the rules and regulations of the Securities Exchange Commission promulgated thereunder or those of any stock exchange on which the stock may be listed, the provisions of any state laws governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws.

(k) Effect on Services. Neither the adoption of Section 20 of the Plan nor the Common Stock purchase rights granted hereunder shall be deemed to create any right in any non-employee director to be retained or continued on the Board.

(l) Administration and Definitions. This Section 20 of the Plan shall be administered in conformance with Section 4 of the Plan and definitions set forth in other Sections of the Plan shall apply to Section 20. For purposes of Section 4 of the Plan, the term “employees” shall include non-employee directors.

      THIS THIRD AMENDMENT to the Comshare, Incorporated Employee Stock Purchase Plan is hereby executed on this the 14th day of October, 1999.

COMSHARE, INCORPORATED

By: /s/ KATHRYN A. JEHLE

Kathryn A. Jehle
Senior Vice President and
Chief Financial Officer

Appendix 2

COMSHARE, INCORPORATED

1998 GLOBAL EMPLOYEE STOCK OPTION PLAN

      1.  Purpose.  This Stock Option Plan, which shall be known as the “1998 Global Employee Stock Option Plan” (the “Plan”), provides for the granting to such employees of Comshare, Incorporated (the “Company”) and its subsidiaries as may be selected by the Compensation Committee of the Board of Directors of the Company (the “Committee”), options to purchase Common Stock of the Company. The word “Company” when used in this Plan with reference to employment shall include subsidiaries of the Company. The word “subsidiary” when used in this Plan shall mean any corporation a majority of the voting stock of which is owned or controlled, directly or indirectly, by the Company.

      2.  Administration.  The Committee shall administer the Plan. Subject to the provisions of the Plan, the Committee may adopt rules and regulations for the administration of the Plan and may make such interpretations of and determinations under, and take such action in connection with, the Plan or the options granted hereunder as it deems necessary or advisable. Each interpretation, determination or other action made or taken pursuant to the Plan by the Committee shall be final and conclusive for all purposes and upon all persons.

      3.  Stock.  The stock to be issued under the Plan shall be authorized and unissued shares of Common Stock of the Company, par value $1.00 per share (the “Stock”). The total amount of Stock on which options may be granted under the Plan shall not exceed 900,000 shares, subject to adjustment as provided in Paragraph 13 hereof. Stock released from option upon the termination, cancellation, expiration, forfeiture or surrender of any option prior to complete exercise of the option may again be subjected to options under the Plan.

      4.  Grant of Options.  The Committee, at any time and from time to time prior to the termination of the Plan as provided in Paragraph 15 hereof, may grant options to such employees of the Company and its subsidiaries, as the Committee may select and for such number of shares as the Committee shall designate, subject to the provisions of this Paragraph and Paragraphs 2 and 3 hereof. Provided, however, that no employee shall be eligible to receive aggregate option grants under this Plan in any one fiscal year to purchase more than 100,000 shares of Stock. The Committee may designate any option granted hereunder as either an incentive stock option or a nonqualified stock option, or the Committee may designate a portion of an option as an incentive stock option or a nonqualified stock option. An incentive stock option is an option intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986 (the “Code”). A nonqualified stock option is an option granted under the Plan other than an incentive stock option. Each option granted under the Plan shall meet all of the terms and conditions of the Plan, except that an incentive stock option shall comply with the additional provisions of Paragraph 5 hereof. The date on which an option shall be granted shall be the date of the Committee’s authorization of the option or such later date as may be determined by the Committee at the time the option is authorized. Any individual may hold more than one (1) option under this Plan. No individual shall be ineligible for an option under this Plan because he has received or is eligible to receive an option under any other plan or arrangement of the Company. Each option shall be evidenced by a stock option agreement in such form and containing such provisions not inconsistent with the Plan as the Committee shall approve (“Stock Option Agreement”).

      5.  Incentive Stock Options.  Any option intended to constitute an incentive stock option shall comply with the requirements of this Paragraph 5. No incentive stock option shall be granted to any participant who owns (within the meaning of Section 424(d) of the Code) stock of the Company or any subsidiary possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a subsidiary unless, at the date of grant, the exercise price for the option is at least one hundred and ten percent (110%) of the fair market value of the shares subject to the option and the option, by its terms, is not exercisable more than five (5) years after the date of grant. The aggregate fair market value of the underlying Stock (determined as of the time the options are granted) to which incentive stock options under the Plan (and a plan of a subsidiary corporation) may first be exercised by a participant in any one (1) calendar year shall not exceed one hundred thousand dollars ($100,000).

      6.  Option Price.  The option price for each share of stock for which an option is granted under the Plan shall not be less than one hundred percent (100%) of the fair market value of the Stock on the date the option is granted. Unless determined otherwise by the Committee, the fair market value shall be the last sale price of the Company’s Stock on the NASDAQ National Marketing System, as reported in The Wall Street Journal for the grant date. In the absence of any trading on the grant date, unless determined otherwise by the Committee, the fair market value shall be the last sale price of the Company’s Stock on the NASDAQ National Market System for the immediately preceding date on which there was trading, as reported in The Wall Street Journal. The Committee may not reprice an outstanding option granted under the Plan or cancel an outstanding option followed by the grant of a replacement option having the same effect as a repricing, without the consent of shareholders.

      7.  Term of Options and Rights.  Except in the event of a Change in Control, as set forth in Section 10, no option granted under this Plan may be exercised prior to the date twelve (12) months from the date of grant of such option. The Committee may determine with respect to each option granted under the Plan the time or times when the option may be exercised, and may require that the exercise of an option shall be subject to the satisfaction of conditions relating to the optionee’s position and duties with the Company and the performance thereof. Unless specified otherwise in an optionee’s Stock Option Agreement, options granted hereunder shall vest twenty-five percent (25%) annually over four (4) consecutive years commencing on the first (1st) anniversary of the grant date and shall not be exercisable after the tenth (10th) anniversary of the grant date. Any provision of the Plan notwithstanding, no option shall be exercised on or after the date ten (10) years from the date of grant of such option.

      8.  Termination of Employment.  Upon the expiration of a period of ninety (90) days after the termination of the employment of an optionee for any reason other than death or disability as defined in Section 22(e) of the Code, all rights to purchase shares pursuant to an exercisable option shall expire and terminate. The Committee may determine, however, with respect to any option granted under the Plan, that the option shall terminate at a time prior to the expiration of such ninety (90) day period. Termination of employment shall be defined as the last day on which an optionee performs services for the Company and shall not include severance pay periods, paid vacation periods or periods during which compensation in lieu of notice is paid following an optionee’s actual termination of employment. Absence from the Company or a subsidiary as a result of authorized leaves of absence for military or government service or for other special purposes approved by the Committee shall not constitute a termination of employment under this Paragraph.

      9.  Death or Disability of an Option Holder.  In the event of an option holder’s (a) termination of employment due to disability, as defined in Section 22(e) of the Code, or (b) the death of an option holder while an employee of the Company or within any period not exceeding the one (1) month period following his termination of employment during which his option may be exercised, such option may, subject to the terms thereof and the other terms of the Plan (specifically including Section 7 hereof), be exercised by the option holder or the legal representative of such holder’s estate (on behalf of his estate or the person or persons to whom the option passed by will or by the laws of descent and distribution) at any time prior to the first (1st) anniversary of the option holder’s termination of employment due to disability or the death of such holder, but only to the extent that such holder was entitled to exercise such option at the date of his death or termination of employment due to disability.

      10.  Change in Control.  The portion of any outstanding option (including any option that has not been outstanding for twelve (12) months) that has not expired or been exercised, terminated, canceled, forfeited or surrendered shall become exercisable in full in the event of a Change in Control. For this purpose, Change in Control shall be defined as the occurrence of any of the following events:

(a) the election of a Board of Directors of the Company, a majority of the members of which were nominees of a person (including an individual, a corporation, partnership, joint venture, trust or other entity) or a group of persons acting together (other than persons who were members of the Board of Directors or officers of the Company as of August 14, 1998 or a tax-qualified retirement plan approved by the Board of Directors of the Company (including at least a majority of the Incumbent Directors (“Exempted Persons”)), following the acquisition by such person, group of persons or plan of ownership (directly or indirectly, beneficially or of record) of twenty-five (25%) percent, or more, of the outstanding Common Stock of the Company;

(b) the acquisition of ownership by a person or group of persons described in subparagraph (a) above (other than Exempted Persons) of fifty-one (51%) percent, or more of the outstanding Common Stock of the Company;

(c) a sale of all or substantially all of the assets of the Company to any entity not controlled by persons who were members of the Board of Directors or officers of the Company as of August 14, 1998 or by any tax-qualified retirement plan for the benefit of employees of the Company; or

(d) a merger, consolidation or other similar transaction between the Company and another entity if a majority of the members of the Board of Directors of the surviving company are not Continuing Members.

The term “Incumbent Directors” means members of the Board of Directors of the Company as of August 14, 1998 or new directors whose election by the Board of Directors, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors in office at the time of such election or nomination, who either were directors as of August 14, 1998, or whose election or nomination was previously approved as provided above. In the event that a majority of the Incumbent Directors do not approve the tax-qualified retirement plan or there are no Incumbent Directors, the tax-qualified retirement plan shall not be an Exempted Person. The term “Continuing Directors” means persons (A) who are members of the Board of Directors immediately before the change in control and (B) who also were members of the Board of Directors of the Company as of August 14, 1998 or are new directors whose election by the Board of Directors, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors in office at the time of such election or nomination who either were directors as of August 14, 1998 or whose election or nomination for election was previously approved as provided above.

      11.  Exercise of Options.

(a) Full payment for shares purchased pursuant to options granted under the Plan shall be made at the time of exercise of the options, unless the exercise is pursuant to the cashless exercise procedure described herein. Options may be exercised in whole or in part.

(b) Payment for shares being purchased upon the exercise of options granted under the Plan may be made in cash or by personal check, certified or bank cashier’s check, or by surrendering to the Company Permitted Shares, duly endorsed for transfer (or with duly executed stock powers attached), or in any combination of cash, personal check, certified or bank cashier’s checks, or Permitted Shares. Payment by check from an optionee who has terminated employment with the Company shall be in the form of a certified or bank cashier’s check and not by a personal check. Permitted Shares surrendered as payment for shares purchased pursuant to the exercise of options granted under the Plan shall be valued, for such purpose, at the last sale price of the Company’s Stock on the NASDAQ National Market System, as reported in The Wall Street Journal for the close of business on the last trading day preceding the date on which the certificate(s) for such shares, duly endorsed for transfer or accompanied by appropriate stock powers, are surrendered for such purpose to the Company.

(c) At the discretion of the Committee, as set forth in an optionee’s Stock Option Agreement, any option granted under the Plan may be deemed exercised by delivery to the Company of a properly executed exercise notice, acceptable to the Company, together with irrevocable instructions to the optionee’s broker to deliver to the Company sufficient cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Company and the brokerage firm (“cashless exercise procedure”). For purposes of the cashless exercise procedure, fair market value of the

Company’s Stock on the date of exercise shall be the per share amount actually paid to the optionee by the brokerage house (before application of brokerage commissions and other applicable fees) upon the sale of the Stock used to satisfy the exercise price.

(d) A person exercising an option shall reimburse the Company for any income or employment tax withholding requirements and provide the Company with such information and data as the Company may deem necessary. To satisfy the applicable withholding requirements, prior to the date on which an exercise becomes taxable, an optionee may make a written irrevocable election to tender Permitted Shares, provided that the shares have an aggregate fair market value sufficient to satisfy in whole or in part the applicable withholding taxes. For purposes of this Paragraph, the term fair market value shall mean the last sale price of the Company’s Stock on the NASDAQ National Market System, as reported in The Wall Street Journal for the close of business on the last trading date preceding the date on which the exercise becomes taxable. An optionee subject to Section 16 of the Securities Exchange Act of 1934, as amended, may be subject to special notice and timing requirements in connection with the tender of Permitted Shares to satisfy withholding requirements.

(e) The Company may require an employee, as a condition of exercise, to establish to the satisfaction of the Company that all shares acquired upon the exercise of an option shall be acquired for investment and not for resale. The Company may permit the subsequent sale or other disposition of any Stock so acquired if it is satisfied that such sale or other disposition would not contravene applicable securities law. Anything to the contrary herein notwithstanding, the Company’s obligation to sell and deliver Stock pursuant to the exercise of an option is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities as the Company deems necessary or advisable. The Company shall not be required to sell and deliver stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares will not violate any of the provisions of the Securities Act of 1933 or the Securities Exchange Act of 1934, or the rules and regulations of the Securities Exchange Commission promulgated thereunder or those of any stock exchange or nationally-recognized trading market on which the Stock may be listed or traded, the provisions of any state laws governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws. No Stock shall be issued until counsel for the Company has determined that the Company has complied with all requirements under applicable securities laws.

(f) “Permitted Shares” are shares of the Company’s Stock to be delivered to pay the exercise price of the option or satisfy applicable income or employment tax withholding requirements (the “Delivered Shares"):

(i) which have been owned by the optionee for at least six (6) months prior to the date of delivery, or

(ii) if they have not been owned by the optionee for at least six (6) months prior to the date of delivery, the optionee then owns, and has owned for at least six months prior thereto, a number of shares of the Company’s Stock at least equal in number to the

Delivered Shares.

Shares of the Company’s Stock which have been treated during the prior six (6) months as owned by the optionee for purposes of determining whether shares of the Company’s Stock constitute Delivered Shares as provided in (ii) above:

(i) may not be used as Delivered Shares, and

(ii) may not be counted as owned by the optionee in determining whether shares of the Company’s Stock are Permitted Shares.

      12.  Options Not Transferable.  No option granted under the Plan shall be transferable by the optionee other than by will or the laws of descent and distribution, and an option may be exercised during an optionee’s lifetime only by the optionee.

      13.  Adjustments.

(a) In the event of any stock dividend on the Stock, subdivision or combination of shares of the Stock, reclassification of the Stock, and (in accordance with the provisions of the next Paragraph of this Paragraph 13) in the event of a merger or consolidation in which the Company shall be the surviving corporation, the aggregate number and class of shares available for the granting of options under the Plan, the number and class of shares subject to each outstanding option and the option prices shall be proportionately adjusted.

(b) After any merger of one or more corporations into the Company, or after any consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each optionee shall, at no additional cost, be entitled upon any exercise of his option, to receive (subject to any required action by shareholders), in lieu of the number of shares as to which such option shall then be so exercised, the number and class of shares of stock or other securities to which such optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation if at the time of such merger or consolidation such optionee had been a holder of record of a number of shares of Stock of the Company equal to the number of shares as to which such option shall then be so exercised. Comparable rights shall accrue to each optionee in the event of successive mergers or consolidations of the character described above. Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company or upon any merger or consolidation in which the Company is not the surviving corporation, any option granted under this Plan shall terminate.

      The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board of Directors of the Company (the “Board”) in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.

      14.  No Rights as Shareholder.  The holder of an option shall not have any rights as a shareholder of the Company with respect to any of the shares covered by such option until issuance of a stock certificate or certificates upon the exercise of such option in full or in part and then only with respect to the shares represented by such certificate or certificates. No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date the certificate is issued.

      15.  Termination and Amendment of Plan.  The Board may terminate the Plan at any time, but the Plan shall in any event terminate on the date ten (10) years after the earlier of approval by the Board or the Company’s shareholders. No option may be granted after the termination of the Plan, but the termination of the Plan shall not affect the rights of the holders of any option theretofore granted and then outstanding. The Board may amend or modify the Plan at any time, but no such amendment or modification, without the approval of the shareholders, shall (a) change the eligibility requirements to participate in the Plan, (b) increase the amount of Stock on which options may be granted, except as permitted under Paragraph 13, (c) change the manner of determining the option price, or (d) permit repricing transactions under the Plan. No such amendment or modification shall affect the rights of the holder of any option theretofore granted and then outstanding without the optionee’s consent or the consent of the transferee of the option or right.

      16.  Effect of Plan on Employment.  Neither the adoption of the Plan nor the granting of any option pursuant to it shall be deemed to create any right in any individual to be retained or continued in the employment of the Company or any of its subsidiaries.

      17.  Use of Proceeds.  The proceeds received from the sale of stock pursuant to the Plan shall be used for general corporate purposes.

      18.  Shareholder Approval.  This Plan shall be submitted to the shareholders for their approval within twelve (12) months after the date of adoption of the Plan by the Board. Any option granted hereunder prior to such approval shall be subject to the condition that this Plan be approved by the shareholders of the Company. If such approval is not obtained, options granted hereunder shall terminate.

BOARD APPROVAL:  8/14/98

SHAREHOLDER APPROVAL:  11/23/98

ADDENDUM FOR UK EMPLOYEES

      1.  Purpose

      This addendum to the Comshare, Incorporated 1998 Global Employee Stock Option Plan (“the Plan”) is for the benefit of United Kingdom resident employees of Comshare, Incorporated, a Michigan corporation (“Comshare”) and of companies of which it has control (as defined in Section 187(2) of the Income and Corporation Taxes Act 1988 (“ICTA”)) including, without limitation, its United Kingdom subsidiary, Comshare, Limited. The terms and conditions of this Addendum are established in order to render the Plan capable of approval as an approved share option scheme under Schedule 9 of ICTA (“Schedule 9”).

      This Addendum to the Plan should be read in conjunction with the Plan and is subject to the terms and conditions of the Plan except to the extent that the terms and conditions of the Plan differ from or conflict with the terms set out hereunder.

      The terms and conditions set out in this Addendum apply to any grant of options under the Plan to individuals who are resident in the United Kingdom for United Kingdom tax purposes (“U.K. Individuals”) if, at the date of grant, such options are specified as having been granted subject to the terms and conditions of this Addendum.

      2.  Group Scheme and Eligibility

      A U.K. Individual shall not be entitled to be granted options under the Plan unless he is a full-time director or “qualifying employee” (as defined in paragraph 27(4) of Schedule 9) of Comshare or a company under the control (as defined in Section 187(2) of ICTA) of Comshare. A director is deemed to work full time if he is employed on terms which require him to devote not less than twenty-five hours a week (exclusive of permitted breaks) to his duties.

      A U.K. Individual may not be granted and may not exercise an option if his participation is excluded by paragraph 8 of Schedule 9.

      3.  Stock Subject to the Plan

      No option may be granted to a U.K. Individual over Stock which does not satisfy the requirements of paragraphs 10 to 14 of Schedule 9. Options over Stock granted under this Addendum may not be exercised at a time when, upon exercise, the Stock would fail to satisfy the requirements of paragraphs 10 to 14 of Schedule 9.

      4.  Limitation of Rights

      No U.K. Individual shall be granted options under the Plan which would, at the time they are obtained, cause the aggregate market value (as defined in paragraph 28 of Schedule 9) of the shares which he may acquire in pursuance of rights obtained under the Plan or under any other plans approved under Schedule 9 (not being a savings-related share option scheme approved under Schedule 9) and established by Comshare or by any associated company (as defined in Section 840 of ICTA) of Comshare (and not exercised) to exceed or further exceed £30,000 and for these purposes if the market values of the shares are expressed in a currency other than pounds sterling such market values will be converted into pounds sterling at the appropriate exchange rate for that currency at the close of business the date on which the relevant options are granted as published by The Wall Street Journal.

      5.  Share Price

      The price at which an option will be exercisable will not be manifestly less than the fair market value of the shares obtainable under the Plan at the date of the grant of the option. For these purposes, “market value” of the shares will be their market value as determined in accordance with the provisions of Part VIII of the Taxation of Chargeable Gains Act 1992 and will be agreed in advance of each grant of options with the Inland Revenue Share Valuation Division. In any event the price will be such that the approved status of the Plan is retained.

      6.  Capital Adjustments

      The price at which stock may be acquired on the exercise of any option and the number of shares thereunder may be adjusted as described under Section 13 of the Plan, entitled “Adjustments”, only in the event of a variation in the share capital of Comshare within the meaning of Paragraph 29 of Schedule 9 and only if the prior approval of the Inland Revenue has been obtained for such adjustment. Section 13(b) of the Plan does not apply to options granted under this Addendum.

      7.  Exercise of Options

      The option price may be paid by cash or cash equivalent only and, therefore, neither by surrender of Permitted Shares as described under Section 11(b) of the Plan nor by the “cashless exercise procedure” as described in Section 10(c) of the Plan.

      8.  Amendment of the Scheme

      The terms of this Addendum shall not be amended, nor shall any amendment to the Plan extend to that is governed by this Addendum, except to the extent that such amendments have been approved by the Board of Inland Revenue.

      9.  Exercisability of Terms of Options

      A U.K. Individual may exercise his option from time to time in accordance with the terms of the option. Shares will be allotted or transferred within thirty days after notice of exercise is given in accordance with the procedure described under Section 11 of the Plan, entitled “Exercise of Options”.

      10.  Definitions

      For the above purposes the following terms shall have the meaning listed below:

a. “Individual” shall mean an employee of Comshare or any company under the control (as defined in Clause 1) of Comshare who is eligible to receive options under this Addendum.

b. The “Plan” shall mean the Comshare, Incorporated 1998 Global Employee Stock Option Plan.

ADDENDUM FOR EMPLOYEES OF
COMSHARE SA SUBSIDIARY IN FRANCE

      1.  Purpose

      This Addendum to the Comshare, Incorporated 1998 Global Employee Stock Option Plan (“the Plan”) applies to Comshare SA employees residing in France.

      2.  Effective Date

      The terms and conditions set out in this Addendum apply to any grant of options under the Plan to individuals who are residents in France and employees of the subsidiary Comshare SA.

      3.  Term of Options and Rights

      No option granted under this Plan may be exercised prior to the date five (5) years from the date of grant of such option. The Committee may determine with respect to each option granted under the Plan the time or times when the option may be exercised, and may require that the exercise of the option shall be subject to the satisfaction of conditions relating to the optionee’s position and duties with the Company and the performance thereof.

      Unless otherwise specified in an optionee’s Stock Option Agreement, options granted to employees of the subsidiary Comshare SA residing in France shall not vest until the satisfaction of a five (5) year period from the date of grant. Upon the completion of the five year period from the date of grant, the options will be 100% vested and may be exercised. The options shall not be exercisable after the tenth (10th) anniversary of the grant date.

FIRST AMENDMENT TO THE
COMSHARE, INCORPORATED
1998 GLOBAL EMPLOYEE STOCK OPTION PLAN

      Pursuant to resolutions adopted by the Board of Directors of Comshare, Incorporated on June 24, 1999 and subject to shareholder approval at the Annual Meeting of Shareholders on November 22, 1999, the 1998 Global Employee Stock Option Plan (the “Plan”) is hereby amended as set forth below.

      Effective November 22, 1999, the second sentence in Paragraph 3 of the Plan is amended and restated in its entirety to read as follows:

The total amount of stock on which options may be granted under the Plan shall not exceed 1,400,000 shares, subject to adjustment as provided in Paragraph 13 hereof.

      THIS FIRST AMENDMENT to the Comshare, Incorporated 1998 Global Employee Stock Option Plan is hereby executed on this the 14th day of October, 1999.

COMSHARE, INCORPORATED

By:	/s/ KATHRYN A. JEHLE

Kathryn A. Jehle
Senior Vice President and
Chief Financial Officer

Appendix 3

COMSHARE, INCORPORATED

DIRECTORS’ STOCK OPTION PLAN

I.  GENERAL PROVISIONS

      1.1  Purpose.  The purpose of the Comshare, Incorporated Directors’ Stock Option Plan (“Plan”) is to promote the best interests of the Company and its stockholders by attracting and motivating highly qualified individuals to serve as Directors and to encourage Directors to acquire an ownership interest in the Company, thus identifying their interests with those of shareholders.

      1.2  Definitions.  As used in this Plan, the following terms have the meaning described below:

(a) “Agreement” means the written agreement that sets forth the terms of a Participant’s Option.

(b) “Board” means the Board of Directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d) “Committee” means the Compensation Committee of the Company, which shall be comprised of two or more disinterested members of the Board, as defined in Rule 16b-3.

(e) “Common Stock” means shares of the Company’s authorized Common Stock.

(f) “Company” means Comshare, Incorporated.

(g) “Director” means a member of the Company’s Board of Directors.

(h) “Disability” means total and permanent disability, as defined in Code Section 22(e).

(i) “Effective Date” means November 17, 1994.

(j) “Employee” means a salaried employee of the Company or its Subsidiaries, who has an “employment relationship” with the Company or its Subsidiaries, as defined in Treasury Regulation 1.421-7(h), and the term “employment” means employment with the Company or its subsidiaries.

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time and any successor thereto.

(l) “Expiration Date” means the date set forth in the Agreement relating to an Option on which the right to exercise such Option shall expire absent a termination of the Participant’s term of office as a Nonemployee Director. Unless otherwise provided in the Agreement, the Expiration Date for an Option shall be the fifth anniversary of its Grant Date.

(m) “Fair Market Value” means, for purposes of determining the value of Common Stock on the Grant Date, the last sale price on the NASDAQ National Market, as reported in The Wall Street Journal for the Grant Date. In the event that there were no Common Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Common Stock transactions.

(n) “Grant Date” means the date on which the Option was automatically awarded pursuant to Section 2.1.

(o) “Nonemployee Director” means a Director who is not an Employee.

(p) “Nonqualified Stock Option” means an Option that is not intended to meet the requirements of Section 422 of the Code.

(q) “Option” means a Nonqualified Stock Option to purchase Common Stock granted under this Plan.

(r) “Participant” means each of the Nonemployee Directors of the Company serving from time to time.

(s) “Plan” means the Comshare, Incorporated Directors’ Stock Option Plan, the terms of which are set forth herein, and any amendments hereto.

(t) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as in effect from time to time.

      1.3  Administration.  To the extent permitted by Rule 16b-3, the Plan shall be administered by the Committee. The Committee shall interpret the Plan, prescribe, amend, and rescind rules and regulations relating to the Plan, and make all other determinations necessary or advisable for its administration. The decision of the Committee on any question concerning the interpretation of the Plan or its administration with respect to any Option granted under the Plan shall be final and binding upon all Participants.

      1.4  Stock.  The total number of shares of Common Stock available for grants under the Plan shall not, in the aggregate, exceed 100,000 shares of Common Stock, as adjusted from

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time to time in accordance with Article IV. Shares subject to any unexercised portion of a terminated, forfeited, cancelled or expired Option granted hereunder shall be available for subsequent grants under the Plan to the extent permitted under Rule 16b-3.

      1.5  Agreement.  No person shall have any rights under any grant made pursuant to the Plan unless and until the Company and the recipient of the grant have executed and delivered an agreement expressly granting benefits to such person pursuant to the Plan and containing the provisions required under the Plan to be set forth in the Agreement. The terms of the Plan shall govern in the event any provision of any Agreement conflicts with any term in this Plan as constituted on the Grant Date.

II.  STOCK OPTIONS FOR NONEMPLOYEE DIRECTORS

      2.1  Automatic Grants of Options.

(a) Initial Grant. Each Nonemployee Director who is serving on the Board on the Effective Date of the Plan shall be granted an Option to purchase 5,000 shares of the Company’s Common Stock on the Effective Date. Any Nonemployee Director who is first elected or appointed after the Effective Date shall receive an Option to purchase 5,000 shares of the Company’s Common Stock on the date of the first Directors meeting following his or her election or appointment, provided that such Nonemployee Director is still serving on the Board as of such date.

(b) Subsequent Grants. After the initial grant and during the term of the Plan, a Nonemployee Director who has been a Director for six months before the January 1 following the date of an Annual Meeting of Stockholders (not including the Annual Meeting on November 17, 1994) and who has not received his or her initial grant within six months before the January 1 following the Annual Meeting, automatically shall be granted, as of the January 1 following the Annual Meeting, an additional Option to purchase 1,000 shares of the Company’s Common Stock, provided that the Nonemployee Director is still serving on the Board as of such January 1. A Participant may hold more than one Option under the Plan.

      2.2  Option Agreement.  Each Option granted pursuant to this Article II shall be evidenced by an Agreement that shall specify the exercise price, the term of the Option, date or dates on which the Option becomes exercisable, the number of shares to which the Option relates, and other such provisions as the Committee shall determine.

      2.3  Option Price.  The purchase price per share of Common Stock for an Option granted pursuant to this Article II shall be equal to the Fair Market Value per share of Common Stock on the Grant Date.

      2.4  Duration of Options.  The Expiration Date of each Option granted pursuant to this Article II shall be the fifth anniversary of its Grant Date.

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      2.5  Exercise of Shares Subject to Option.  Options granted under this Article II shall become exercisable according to the following schedule: one-fourth of the Option shall become exercisable on the first anniversary of the Grant Date, and one-fourth of the Option shall become exercisable on each of the second, third, and fourth anniversaries of the Grant Date of each Option. Once exercisable, such Options may be exercised at any time and from time to time until the Expiration Date of such Options, unless earlier terminated pursuant to Sections 3.1.

      2.6  Payment for Option Shares.  The purchase price for shares of Common Stock to be acquired upon exercise of an Option granted hereunder shall be paid in full at the time of exercise in any of the following ways: (a) in cash, (b) by certified check, bank draft or money order, (c) by delivery to the Company of previously-acquired shares of the Company’s Common Stock with a Fair Market Value (determined on the last trading date immediately preceding the date of exercise) equal to the exercise price; or (d) by any combination of the foregoing.

      2.7  No Discretion.  Notwithstanding any provision in the Plan to the contrary, the Committee shall have no discretion with respect to the terms of grants made pursuant to this Article II, except to the extent such discretion would not result in the grant or the Plan failing to qualify for the exemption provided under Rule 16b-3.

III.  TERMINATION

      3.1.  Prior to Exercisability.  If a Participant’s term of office as a Nonemployee Director is terminated for any reason prior to the date that an Option or a portion thereof first becomes exercisable, such Option or portion thereof shall terminate and all rights thereunder shall cease.

      3.2  After Exercisability.  To the extent an Option is exercisable and unexercised on the date a Participant’s term of office as a Nonemployee Director is terminated for any reason, the Option shall terminate on the earlier of (i) the Expiration Date of the Option, and (ii) two months after such Participant’s termination; provided, however, that the exercise period in clause (ii) shall be extended to one year after termination if the termination is due to the Participant’s death or Disability.

      3.3  Post-Termination Exercise.  During the period from the Participant’s termination until the termination of the Option, the Participant, or the person or persons to whom the Option shall have been transferred by will or by the laws of descent and distribution, may exercise the Option only to the extent that such Option was exercisable on the date of the Participant’s termination.

IV.  ADJUSTMENTS AND CHANGE IN CONTROL

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      4.1  Adjustments and Change in Control.  In the event of any stock dividend on the Common Stock, subdivision or combination of shares of the Common Stock, reclassification of the Common Stock, and (in accordance with the provisions of the next Paragraph of this Section 4.1) in the event of a merger or consolidation in which the Company shall be the surviving corporation, the aggregate number and class of shares available for the granting of Options under the Plan, the number and class of shares subject to each outstanding Option and the Option prices, shall be proportionately adjusted.

      After any merger of one or more corporations into the Company, or after any consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Participant shall, at no additional cost, be entitled upon any exercise of his Option, to receive (subject to any required action by stockholders), in lieu of the number of shares as to which such Option shall then be so exercised, the number and class of shares of stock or other securities to which such Participant would have been entitled pursuant to the terms of the agreement of merger or consolidation if at the time of such merger or consolidation such Participant had been a holder of record of a number of shares of Stock of the Company equal to the number of shares as to which such Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers or consolidations of the character described above. Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company or upon any merger or consolidation in which the Company is not the surviving corporation, any Option granted under this Plan shall terminate; but if a period of twelve (12) months from the date of the grant of any such Option shall have expired, each Participant who is then a Nonemployee Director of the Company shall have the right, immediately prior to such dissolution, liquidation, merger or consolidation, to exercise this Option in full to the extent not theretofore exercised regardless of any installment provision applicable to his Option.

      Any foregoing adjustment may provide for the elimination of any fractional share which might otherwise become subject to any Option and no adjustment shall be made to the extent such adjustment would cause the Nonemployee Director to no longer be deemed “disinterested” for purposes of Rule 16b-3.

V. MISCELLANEOUS

      5.1  Partial Exercise.  The Committee shall permit, and shall establish procedures for, the partial exercise of Options under the Plan.

      5.2  Rule 16b-3 Requirements.  Notwithstanding any other provision of the Plan, the Committee may impose such conditions on the exercise of an Option as may be required to satisfy the requirements of Rule 16b-3.

      5.3  Rights Prior to Issuance of Shares.  No Participant shall have any rights as a

5

stockholder with respect to shares covered by an Option until and only to the extent that the Option is exercised.

      5.4  Non-Assignability.  No Option shall be transferable by a Participant except by will or the laws of descent and distribution. During the lifetime of a Participant, an Option shall be exercised only by the Participant. No transfer of an Option by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will or such evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of the Option.

      5.5.  Securities Laws.

(a) Anything to the contrary herein notwithstanding, the Company’s obligation to sell and deliver Common Stock pursuant to the exercise of an Option is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities as the Company deems necessary or advisable. The Company shall not be required to sell and deliver Common Stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares shall not violate any of the provisions of the Securities Act of 1933 or the Exchange Act, or the rules and regulations of the Securities and Exchange Commission promulgated thereunder or those of the National Association of Securities Dealers, Inc. or any stock exchange on which the Common Stock may be listed, the provisions of any state laws governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws.

(b) The Committee may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an Option as it may deem advisable, including, without limitation, restrictions (i) under applicable federal securities laws, (ii) required by the NASDAQ Stock Market (including, without limitation, with respect to securities traded on the NASDAQ National Market or the NASDAQ Small Cap Market) or any stock exchange or other recognized trading market upon which such shares of Common Stock are then listed or traded, and (iii) under any blue sky or state securities laws applicable to such shares. No shares shall be issued until counsel for the Company has determined that the Company has complied with all requirements under appropriate securities laws.

      5.6  Termination and Amendment.

(a) The Board may terminate the Plan, or the granting of Options under the Plan, at any time. No new grants shall be made under the Plan after July 31, 2004.

(b) The Board may amend or modify the Plan at any time and from time to time, but, unless otherwise permitted under Rule 16b-3 without shareholder approval, no amendment or modification, without the approval of the shareholders of the Company, shall (i)

6

materially increase the benefits accruing to Participants under the Plan, (ii) increase the amount of Common Stock for which grants may be made under the Plan, except as permitted under Sections 1.4 and 4.1, or (iii) change the provisions relating to the eligibility of individuals to whom grants may be made under the Plan. Unless otherwise permitted under Rule 16b-3, this Plan shall not be amended more than once in any six month period other than to comply with changes in the Code.

(c) No amendment, modification or termination of the Plan shall adversely affect any Option granted under the Plan without the consent of the Participant holding the Option.

      5.8  Effect on Services.  Neither the adoption of the Plan nor the granting of any Option pursuant to the Plan shall be deemed to create any right in any individual to be retained as a Nonemployee Director.

      5.9  Use of Proceeds.  The proceeds received from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes of the Company.

      5.10  Approval of Plan.  The Plan shall be subject to the approval of the holders of at least a majority of the shares of Common Stock of the Company present and entitled to vote at a meeting of Shareholders of the Company held within 12 months after adoption of the Plan by the Board. Any Option granted under the Plan prior to such stockholder approval, shall be conditioned upon receipt of such approval, and may not be exercised in whole or in part unless the Plan has been approved by the stockholders as provided herein. If not approved by stockholders within 12 months after approval by the Board, the Plan shall be rescinded, and any Options granted under the Plan shall be void retroactive to the Grant Date.

      THIS DIRECTORS’ STOCK OPTION PLAN is hereby executed on this the 13th day of October, 1994.

COMSHARE, INCORPORATED

By:	/s/ KATHRYN A. JEHLE

Kathryn A. Jehle
Senior Vice President and Chief Financial Officer

BOARD APPROVAL: 8/1/94

7

SHAREHOLDER APPROVAL: 11/17/94

8

FIRST AMENDMENT TO THE
COMSHARE, INCORPORATED
DIRECTORS’ STOCK OPTION PLAN

      Pursuant to resolutions adopted by the Board of Directors of Comshare, Incorporated on June 24, 1999 and subject to shareholder approval at the Annual Meeting of Shareholders on November 22, 1999, the Comshare, Incorporated Directors’ Stock Option Plan (the “Plan”) is hereby amended as set forth below.

      1.  Effective November 22, 1999, the first sentence in Section 1.4 of the Plan (“Stock”) is amended and restated in its entirety to read as follows:

The total number of shares of Common Stock available for grants under the Plan shall not, in the aggregate, exceed 200,000 shares of Common Stock, as adjusted from time to time in accordance with Article IV.

      2.  Effective November 22, 1999, paragraph (b) ("Subsequent Grants”) of Section 2.1 (“Automatic Grants of Options”) shall be amended and restated in its entirety to read as follows:

(b) Subsequent Grants. After the initial grant and during the term of the Plan, a Nonemployee Director who has been a Director for six months before the January 1 following the date of an Annual Meeting of Stockholders, automatically shall be granted, as of the January 1 following the Annual Meeting, an additional Option to purchase 5,000 shares of the Company’s Common Stock, provided that the Nonemployee Director is still serving on the Board as of such January 1. Notwithstanding the foregoing, a Nonemployee Director is elected at the 1999 Annual Meeting shall receive a one-time accelerated grant of 10,000 shares on the first business day after the 1999 Annual Meeting, representing the January 1, 2000 and January 1, 2001 grants. A Nonemployee Director who first becomes eligible for Option grants after January 1, 2000 shall receive Option grants in accordance with the regular terms of the Plan. A Participant may hold more than one Option under the Plan.

      THIS FIRST AMENDMENT to the Comshare, Incorporated Directors’ Stock Option Plan is executed on this the 14th day of October, 1999.

COMSHARE, INCORPORATED

By:	/s/ KATHRYN A. JEHLE _______________________________________

Kathryn A. Jehle Senior Vice President and Chief Financial Officer